As filed with the Securities and Exchange Commission on February 19, 2021

Securities Act File No. [ ]

Investment Company Act File No. [ ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ AMENDMENT NO.

CALAMOS HUNT ALTERNATIVE INCOME FUND

(Exact name of Registrant as Specified in Charter)

2020 Calamos Court

Naperville, Illinois 60563

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (630) 245-7200

J. Christopher Jackson

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois 60563
(Name and Address of Agent for Service)

Copies to:

Paul Donnelly

Hunt Capital Management, LLC

1330 Avenue of the Americas, 28th Floor

New York, NY 10019

Richard Horowitz, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Commencement of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c) of the Securities Act

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares of Beneficial Interest	100,000	$10	$1,000,000	$109.10

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Preliminary Prospectus

Dated February 19, 2021

Subject to Completion

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

PROSPECTUS

CALAMOS HUNT ALTERNATIVE INCOME FUND

SHARES OF BENEFICIAL INTEREST

Class A Shares

Class I Shares

[ ], 2021

Calamos Hunt Alternative Income Fund (the “Fund”) is a recently organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company that is operated as an interval fund. The Fund is offering through this prospectus two separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”).

Investment Objective. The Fund’s investment objective is to produce current income with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Interval Fund. The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund” (defined below) pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value (“NAV”). Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV on a quarterly basis. In connection with any given repurchase offer, it is possible that a repurchase offer may be oversubscribed, with the result that Fund shareholders (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to have limited liquidity. See “Types of Investments and Related Risks – Repurchase Offers” beginning on page 53 of this prospectus.

The Board of Trustees (the “Board”) will establish the deadline by which the Fund must receive repurchase requests in response to a repurchase offer. Quarterly repurchases will occur in the months of March, June, September and December. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. See “Share Repurchase Program” beginning on page 64 of this prospectus.

Principal Investment Strategies. The Fund will seek to achieve its investment objective by combining yield-oriented strategies in select commercial real estate (“CRE”) and real assets private debt, with a portfolio of more liquid alternative yield strategies, including a relative value tactically managed portfolio of closed-end funds (“CEFs”), which portfolio may also invest in business development companies (“BDCs”) and exchange-traded funds (“ETFs”), as well as listed fixed income and preferred securities, to provide meaningful current income and total returns that are less correlated to traditional investments while providing liquidity and scheduled distributions. While numerous types of investments could be considered real assets, the Fund’s definition of “real assets” is limited to hard assets a substantial portion of the value of which comes from land, structures and equipment thereon or other real property underlying the asset.

Under normal circumstances, the Fund intends to invest at least 80% of its assets in a diversified portfolio of select CRE and real assets private debt investments. The Fund intends to invest, directly or indirectly, primarily in mezzanine loans (including mezzanine construction loans), preferred equity and securitized CRE investments (and any securities resulting therefrom or related thereto) and other forms of CRE or CRE-related debt investments, some of which are relatively illiquid and credit sensitive. This includes, but is not limited to, rated and unrated interests in mortgage-backed securities collateralized by CRE loans (“CMBS”), interests in individual loans secured by CRE, including subordinated interests, mezzanine loans, preferred equity and other CRE-related securities. The Fund also may invest in securities resulting from CRE securitizations, including collateralized loan obligations (“CLOs”) and any other CRE debt-related instruments. The Fund may invest up to 25% of its assets in non-U.S. securities.

Under the Fund’s select real assets private debt strategy, the Fund intends to invest, directly or indirectly, in broadly syndicated privately placed real asset-related debt investments and other syndicated private real assets-related whole loans or participated interests therein. The Fund’s CRE and real assets debt investments are expected to have a holding period by the Fund of up to five years, although the Fund’s actual hold period for any particular investment may be longer or shorter.

Although actual exposure to any given CRE or real assets debt strategy may vary over time, under normal circumstances, the remainder of the Fund will be allocated to one or more fixed income and liquid alternative yield investment strategies. These diversifying strategies will seek to generate attractive risk-adjusted returns, further enhance the portfolio’s downside protection, and improve the overall liquidity profile of the Fund. The Fund may invest in additional strategies in the future.

Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, the Fund will send a notice, either by mail or email, each time the Fund’s updated report is available on our website (www.calamos.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling [ ].

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

•	There is not expected to be any secondary trading market in the Shares. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

•	Unlike most closed-end funds, the Shares are not listed on any securities exchange. The Fund will provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (at least 5%).

•	Shareholders should not expect to be able to sell their Shares in a secondary market transaction regardless of how the Fund performs. An investment in the Fund is considered to be of limited liquidity.

•	If a Shareholder is able to sell its Shares outside the quarterly repurchase process, the Shareholder likely will receive less than the then-current NAV per Share.

•	An investor will pay a sales load of up to [_]% and offering expenses of up to [_]% on the amounts it invests in Class [ ] Shares or Class [ ] Shares. If you pay the maximum aggregate [ ]% for sales load and offering expenses, you must experience a total return on your net investment of [ ]% in order to recover these expenses.

•	There is no assurance that quarterly distributions paid by the Fund will be maintained at the targeted level or that dividends will be paid at all.

•	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

•	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

•	The Fund’s distributions may result from expense reimbursements from the Fund’s investment advisor and sub-advisor, which are subject to repayment by the Fund. Shareholders should understand that any such distributions are not based on the Fund’s investment performance, and can only be sustained if the Fund achieves positive investment performance in future periods and/or the Fund’s investment advisor and sub-investment advisors continue to make such expense reimbursements. Shareholders should also understand that the Fund’s future repayments will reduce the distributions that a Shareholder would otherwise receive.

Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page 23 of this prospectus and “Types of Investments and Related Risks – Use of Leverage: Risk of Borrowing by the Fund” beginning on page 34 of this prospectus.

The date of this prospectus is [ ], 2021.

	Per Class A Share	Per Class I Share	Total(1)
Public Offering Price	$[ ]	$[ ]	$[ ]
Sales Load(1)	$[ ]	—	$[ ]
Proceeds to the Fund (Before Expenses)(2)	$[ ]	$[ ]	$[ ]

(1)	[Generally, the stated minimum initial investment by an investor in the Fund is $[ ] with respect to Class A Shares and [ ] with respect to Class I Shares, which stated minimum may be reduced for certain investors. Investors purchasing Class A Shares may be charged a sales load of up to [ ]% of the Investor’s net purchase. The Sales Load and Proceeds to the Fund (Before Expenses) line items in the table assume the maximum sales load on Class A Shares is charged on an amount of gross sales equal to the amount registered hereunder. Class I Shares are not subject to front-end sales loads.]

(2)	Assumes all amounts currently registered are sold in the continuous offering. Calamos and the Sub-Advisor will also bear certain ongoing offering costs associated with the Fund’s continuous offering. Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) among the Fund, Calamos and the Sub-Advisor, the Fund will be obligated to reimburse Calamos and the Sub-Advisor for any such payments. See “Fund Expenses.”

Structure. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described below. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.

Investment Advisor and Sub-Advisor. The investment advisor to the Fund is Calamos Advisors LLC (“Calamos”). Calamos is registered as an investment advisor with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Hunt Capital Management, LLC serves as the sub-advisor of the Fund (“HCM” or the “Sub-Advisor” and collectively with Calamos, the “Advisors”). The Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act. The Fund’s allocation committee, which is comprised of portfolio managers and investment personnel from each of the Advisors (the “Allocation Committee”), oversees the allocation of the Fund’s assets between the Advisors, by allocating assets to the real estate, real assets and liquid alternative strategies (each as discussed below). Calamos and the Sub-Advisor source and make investment decisions within its respective asset classes and investment strategies.

Securities Offered. The Fund is offering its Shares on a continuous basis. The minimum initial investment with respect to Class A Shares is $[ ] for all accounts; subsequent investments may be made with at least $[ ]. With respect to Class I Shares, the minimum initial investment is $[ ] for all accounts; subsequent investments may be made with at least $[ ]. Financial intermediaries may aggregate orders of Class I Shares to meet the $[ ] minimum initial investment so long as individual investors each invest at least $[ ]. The Fund reserves the right to waive investment minimums. Shares are being offered through Calamos Financial Services LLC (the “Distributor”) at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load.

This prospectus provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information about the Fund, dated [ ], 2021 (the “Statement of Additional Information”), has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. The Statement of Additional Information and the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at [ ], or by calling toll-free [ ]. The table of contents of the Statement of Additional Information appears on page 86 of this prospectus. Investors may request the Fund’s Statement of Additional Information, annual and semi-annual reports and other information about the Fund or make Shareholder inquiries by calling [ ] or by visiting [ ]. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The Statement of Additional Information, other material incorporated by reference into this prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

The Advisors and the Fund have applied for exemptive relief that would, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the dividend of the Shares of the particular class; and (iv) expand the Fund’s ability to co-invest alongside its affiliates in privately negotiated investments. Under the exemptive relief, the Fund and/or the Advisors are required to comply with certain conditions that would not otherwise apply. There can be no assurance that any such exemptive order will be obtained.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

v

SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus and the Statement of Additional Information.

THE FUND

The Fund is a newly organized Delaware statutory trust that is registered under the 1940 Act as a diversified, closed-end management investment company. The Fund is operated as an “interval fund” (as defined below).

The Fund offers two separate classes of Shares designated as Class A Shares and Class I Shares, each of which are offered by this prospectus. The Fund may offer additional classes of Shares in the future.

THE ADVISOR	Calamos serves as the Fund’s investment advisor. Calamos is registered as an investment advisor with the SEC under the Advisers Act.
THE SUB-ADVISOR

HCM serves as an investment sub-advisor to the Fund. HCM is registered as an investment advisor with the SEC under the Advisers Act. Calamos and the Sub-Advisor are collectively referred to as the “Advisors.”

The Allocation Committee oversees the allocation of the Fund’s assets to each of the Advisors by allocating the Fund’s assets across a wide range of asset classes and investment strategies. Calamos and the Sub-Advisor source and make investment decisions within its respective asset classes and investment strategies.

INVESTMENT OBJECTIVE	The Fund’s investment objective is to produce current income with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
INVESTMENT OPPORTUNITIES AND STRATEGIES

The Fund will seek to achieve its investment objective by combining yield-oriented strategies in select CRE and real assets private debt, with a portfolio of more liquid yield strategies, including a relative value tactically managed portfolio of CEFs, which portfolio may also invest in BDCs and ETFs, as well as listed fixed income and preferred securities, to provide meaningful current income and total returns that are less correlated to traditional investments while providing liquidity and scheduled distributions. While numerous types of investments could be considered real assets, the Fund’s definition of “real assets” is limited to hard assets a substantial portion of the value of which comes from land, structures and equipment thereon or other real property underlying the asset.

Under normal circumstances, the Fund intends to invest at least 80% of its assets in a diversified portfolio of select CRE and real assets private debt investments. Under the Fund’s select CRE debt strategy, the Fund intends to invest, directly or indirectly, primarily in mezzanine loans (including mezzanine construction loans), preferred equity and securitized CRE investments (and any securities resulting therefrom or related thereto) and other forms of CRE or CRE-related debt investments, some of which are relatively illiquid and credit sensitive. This includes, but is not limited to, rated and unrated interests in mortgage-backed securities collateralized by CMBS, interests in individual loans secured by CRE, including subordinated interests, mezzanine loans, preferred equity and other CRE-related securities. The Fund also may invest in securities resulting from CRE securitizations, including CLOs and any other CRE debt-related instruments. The Fund may invest up to 25% of its assets in non-U.S. securities.

Under the Fund’s select real assets private debt strategy, the Fund intends to invest, directly or indirectly, in broadly syndicated privately placed real assets-related debt investments and other syndicated private real assets-related whole loans or participated interests therein. The Fund’s CRE and real assets debt investments are expected to have a holding period by the Fund of up to five years, although the Fund’s actual hold period for any particular investment may be longer or shorter.

Although actual exposure to any given CRE or real assets debt strategy may vary over time, under normal circumstances, the remainder of the Fund will be allocated to one or more fixed income and liquid alternative yield investment strategies. These diversifying strategies will seek to generate attractive risk-adjusted returns, further enhance the portfolio’s downside protection, and improve the overall liquidity profile of the Fund. The Fund may invest in additional strategies in the future.

CRE, Real Assets, Fixed Income and Other Liquid Alternative Investment Strategies

HCM serves as the Sub-Advisor to the portion of the Fund’s assets primarily allocated to CRE and real assets debt investments across multiple geographies and structures, which is generally expected to cumulatively amount to at least 80% of the Fund’s assets under normal circumstances. The remainder of the Fund’s assets will be allocated to Calamos in connection with one or more fixed income and liquid alternative yield strategies.

CRE and Real Assets

Through its select CRE and real assets debt strategy, the Fund will look to generate consistent current income and maximize capital appreciation through asset selection, credit underwriting, and capital structure relative value spanning selected CRE and real assets debt investments.

Corporate Debt

Through its ability to analyze corporate debt, the Fund intends to invest opportunistically in loans (both investment grade and non-investment grade) and other high-yield bonds and other securities (including trade claims).

Hybrid Securities

Through its ability to analyze hybrid securities that have elements of both debt and equity, the Fund intends to invest opportunistically in global convertible securities (both investment grade and non-investment grade) and preferred securities.

Tactically-Managed Investment Company Strategy

Through its opportunistic closed-end fund strategy, the Fund intends to invest in a relative value tactically managed portfolio of CEFs. This strategy may also invest in ETFs, BDCs and index futures and options.

Convertible Arbitrage Strategy

Through its convertible arbitrage strategy, the Fund intends to invest in convertible securities of U.S. and non-U.S. companies while taking corresponding short positions in the underlying common equities of the same issuers. The Fund expects these investments to enhance income and potentially participate in equity volatility while hedging equity risk.

Hedged Equity Strategy

Through its hedged equity strategy, the Fund intends to invest in a broadly diversified portfolio of equity securities while also writing (selling) index call options and buying index put options, and/or entering into other options strategies on equity securities and/or broad based indices.

Merger Arbitrage Strategy

Through its merger arbitrage strategy, the Fund intends to invest in shares of the “target” company in a proposed merger or other reorganization between two companies. If the consideration in the transaction consists of stock of the acquirer, the Fund will typically hedge the exposure to the acquirer by shorting the stock of the acquiring company.

Other Investment Strategies. The Fund may invest in notes, bills, debentures, convertible and preferred securities, government and municipal obligations and other credit instruments with similar economic characteristics. In addition, from time to time, the Fund may invest in or hold common stock and other equity securities. The Fund may utilize derivative instruments to achieve its investment objective. Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Foreign Instruments. The Fund may make investments in non-U.S. entities, including issuers in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund expects that its investments in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Factors considered in determining whether an issuer may be deemed to be from a particular foreign country or geographic region include, among others, the issuer’s principal trading market, the country in which the issuer was legally organized, whether the issuer derives a substantial portion of its operations or assets from a particular country or region or derives a substantial portion of its revenue or profits from businesses, investments or sales outside of the United States.

Illiquid and Restricted Securities. The Fund may invest in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

Cash and Short-Term Investments. The Fund may invest its cash balances in money market instruments, U.S. government securities, commercial paper, certificates of deposit, repurchase agreements and other high-quality debt instruments maturing in one year or less, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high-quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.

LEVERAGE

The Fund may borrow money in connection with its investment activities — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements to achieve its investment objective. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund will be limited in its ability to borrow (or guarantee other obligations) as the 1940 Act requires a registered investment company to satisfy an “asset coverage” requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed 33% the value of its total assets (including the indebtedness). The Fund currently expects to employ leverage representing approximately 10-20% of the Fund’s assets.

LIQUIDITY LINE OF CREDIT

The Fund will also establish a bank line of credit for purposes of short-term cash management to provide the Fund with additional liquidity. The terms of such indebtedness incurred by the Fund may require the Fund to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit.

BOARD OF TRUSTEES

The Board, including a majority of the members of the Board (each, a “Trustee”) that are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Fund or the Advisors (collectively, the “Independent Trustees”), oversees and monitors the Fund’s management and operations. See “Management of the Fund.”

MANAGEMENT FEE

Pursuant to the investment advisory agreement, dated as of [ ], 2021 (the “Investment Advisory Agreement”), by and between the Fund and Calamos, and in consideration of the advisory services provided by Calamos to the Fund, Calamos is entitled to a management fee (the “Management Fee”) calculated daily and payable quarterly in arrears based on the Fund’s average daily net assets at an annual rate of [ ]%. Pursuant to the sub-advisory agreement between Calamos and HCM, dated as of [ ], 2021 (the “Sub-Advisory Agreement”), Calamos pays the Sub-Advisor a sub-advisory fee calculated daily and payable quarterly in arrears at an annual rate of [ ]% of the Fund’s average daily net assets managed by the Sub-Advisor during the relevant calculation period.

The Advisors are obligated to pay expenses associated with providing the investment advisory services stated in the Investment Advisory Agreement and Sub-Advisory Agreement, including compensation of and office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund.

The Board will periodically review the Investment Advisory Agreement and Sub-Advisory Agreement to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.

Calamos, the Sub-Advisor and the Fund have entered into the Expense Limitation Agreement under which Calamos and the Sub-Advisor have agreed contractually for a one-year period from the date of this prospectus to reimburse certain expenses incurred in connection with the business of the Fund, calculated and reimbursed on a Class-by-Class basis in respect of each of Class A and Class I, including organizational and certain offering expenses, with the exception of (i) the Management Fee, (ii) the Shareholder Servicing Fee (as defined herein), (iii) the Distribution Fee (as defined herein), (iv) brokerage costs, (v) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Advisors), to the extent that such expenses exceed [ ] of the month-end NAV of such Class (the “Expense Cap”).

In consideration of Calamos’s and the Sub-Advisor’s agreement to reimburse certain of the Fund’s operating expenses, the Fund has agreed to repay Calamos and the Sub-Advisor in the amount of any Fund expenses reimbursed in respect of each of Class A and Class I subject to the limitation that a reimbursement (an “Advisor Recoupment”) will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by Calamos or the Sub-Advisor; and (ii) the Advisor Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such Class. The Advisor Recoupment for a class of Shares will not cause Fund expenses in respect of that class to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. See “Fund Expenses—Expense Limitation Agreement” for additional information. The Expense Limitation Agreement will remain in effect for a one-year period from the date of this prospectus, unless and until the Board approves its modification or termination. See “Fund Expenses.”

ADMINISTRATION EXPENSES

Pursuant to an administration agreement (the “Administration Agreement”) with [ ] (the “Administrator”), the Administrator furnishes the Fund with clerical, bookkeeping and record keeping services. The Administrator also performs, or oversees the performance of, certain of the Fund’s required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s Shareholders and reports filed with the SEC. In addition, the Administrator generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. The Administration Agreement may be terminated by either party without penalty upon [ ] days’ written notice to the other party prior to the initial term or renewal date.

DISTRIBUTIONS

The Fund’s distribution policy is to make quarterly distributions of the Fund’s net investment income to Shareholders. The Fund intends to accrue distributions from its net investment income, if any, daily and distribute them quarterly. The Fund intends to distribute each year all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund. See “Distributions.”

The Board reserves the right to change the distribution policy from time to time.

DIVIDEND REINVESTMENT PLAN

The Fund will operate under a dividend reinvestment plan (“DRP”) administered by [ ] (“[ ]”). Pursuant to the DRP, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the DRP on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP by written instructions to that effect to [ ]. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [ ] by the Repurchase Request Deadline or the Shareholder will receive such Distribution in Shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are reinvested in full and fractional Shares. See “Distributions—Dividend Reinvestment Plan.”

PURCHASES OF SHARES

The Fund’s Shares are offered on a daily basis. Shares are being offered through the Distributor at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load. Please see “Plan of Distribution” on page 80 for purchase instructions and additional information.

With respect to Class A Shares, the minimum initial investment is $[ ] for all accounts; subsequent investments may be made with at least $[ ], except for purchases made pursuant to the Fund’s DRP or as otherwise permitted by the Fund. With respect to Class I Shares, the minimum initial investment is $[ ] for all accounts; subsequent investments may be made with at least $[ ]. Financial intermediaries may aggregate orders of Class I Shares to meet the $[ ] minimum initial investment so long as each individual investor invests at least $[ ]. The Fund reserves the right to waive investment minimums. See “Distributions—Dividend Reinvestment Plan.”

PLAN OF DISTRIBUTION

The Distributor, located at 2020 Calamos Court, Naperville, IL 60563, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at a price equal to the then-current NAV per share plus any applicable sales load. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. Shares of the Fund will not be listed on any national securities exchange, and the Distributor will not act as a market maker in Fund Shares.

The Advisors or their affiliates, in the Advisors’ discretion and from their own resources, may pay additional compensation to financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund (collectively, “Financial Intermediaries”) in connection with the sale of Fund Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of Additional Compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, none of the Fund or the Advisors will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

UNLISTED CLOSED-END INTERVAL FUND STRUCTURE

The Fund has been organized as a continuously offered, diversified closed-end management investment company that is operated as an interval fund. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts quarterly repurchase offers for a limited amount of the Fund’s Shares (at least 5%).

The Fund believes that a closed-end structure is most appropriate for the long-term nature of the Fund’s strategy. The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund, except through repurchases conducted through the share repurchase program, no matter how the Fund performs.

SHARE CLASSES

The Fund currently offers two different classes of shares: Class A and Class I Shares. The Fund began continuously offering its common shares on [ ], 2021. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Summary of Fees and Expenses.” If you have hired an intermediary and are eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for you. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares and the total costs and expenses associated with a particular share class. See “Plan of Distribution.”

Each investor’s financial considerations are different. You should speak with your intermediary to help you decide which share class is best for you. Not all Financial Intermediaries offer all classes of shares. If your Financial Intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

VALUATIONS

The Board is responsible for the oversight of the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to Calamos, and has authorized Calamos to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board at the Fund’s expense. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets. The Fund determines NAV per Share in accordance with the methodology described in the Fund’s valuation policy. Valuations of Fund investments are disclosed in reports publicly filed with the SEC.

As an interval fund, the Fund is required to calculate a weekly NAV. However, because the Fund’s Shares are offered on a daily basis, the Fund intends to publicly report on its website its daily NAV per Share. The Fund will engage an independent valuation firm to fair value its Level 3 investments (as defined herein) at least monthly. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. To the extent that these inputs are unobservable, the values are categorized as Level 3. The Sub-Advisor shall provide assistance to Calamos and the Board with respect to the valuation of the Fund’s assets; Calamos and the Board are responsible for the accuracy, reliability or completeness of any market or fair market valuation determinations made with respect to the Fund’s assets. See “Determination of Net Asset Value.”

SHARE REPURCHASE PROGRAM

The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s Shares.

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, makes quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV on a quarterly basis. Quarterly repurchases will occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice is sent to Shareholders at least 21 calendar days before the Repurchase Request Deadline; however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated on the Repurchase Pricing Date, which will be no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline. The Fund’s NAV may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Types of Investments and Related Risks—Repurchase Offers.”

SUMMARY OF TAXATION

The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable. See “Distributions” and “Tax Aspects.”

FISCAL YEAR	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31.
REPORTS TO SHAREHOLDERS

As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

RISK FACTORS

An investment in the Fund involves a high degree of risk and other considerations and, therefore, should be undertaken only by investors capable of evaluating the risks of the Fund and bearing the risks it represents. Prospective investors should carefully consider the following factors, in addition to the matters set forth elsewhere in this Prospectus, prior to investing in the Fund. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Types of Investments and Related Risks.” Shareholders should consider carefully the following principal risks and those risks set forth in the Types of Investments and Related Risks before investing in the Fund.

•     Unlike most closed-end funds, the Fund’s Shares will not be listed on any securities exchange;

•     Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity;

•     If a Shareholder is able to sell its Shares outside of the quarterly repurchase process, the Shareholder likely will receive less than its purchase price and the then current NAV per Share;

•     The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on the Fund’s investments, business and operations;

•     As of the date of this prospectus, capital markets are experiencing a period of disruption and instability as a result of COVID-19 (as defined herein) and/or the measures put in place to contain its spread. Such market conditions and future market disruptions may materially and adversely affect debt and equity capital markets, which may have a negative impact on the Fund’s investments, business and operations;

•     The Fund invests in the CRE and real assets industries, which have historically experienced substantial price volatility. The value of companies engaged in these industries are affected by (i) changes in general economic and market conditions; (ii) changes in the value of CRE properties or real assets; (iii) risks related to local economic conditions, overbuilding, oversupply and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in laws and regulations including zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; (ix) changes in governmental policies and incentives; (x) labor disruptions; and (xi) changes in interest rates and leverage. There are also special risks associated with particular sub-industries, or CRE or real assets generally;

•     The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange;

•     The Fund intends to use leverage to seek to achieve its investment objective. The Fund’s use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. There is no assurance that the Fund’s use of leverage, if employed, will be successful;

•     The Fund is exposed to risks associated with changes in interest rates;

•     Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals or of third-party contractual customers of such counterparties;

•     The Fund’s investments may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and may be particularly susceptible to economic downturns, which could cause losses;

•     Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund;

•     The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests;

•     Non-U.S. securities may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value – changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;

•     The Fund is a newly organized, diversified, closed-end investment company with limited operating history;

•     To qualify and remain eligible for the special tax treatment accorded to RICs under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

	Class A		Class I
SHAREHOLDER TRANSACTION FEES
Maximum sales load imposed on purchases(1)	[ ]	%	[ ]	%
Maximum contingent deferred sales charge	[ ]		[ ]

ANNUAL FUND EXPENSES(2) (as a percentage of average net assets attributable to Shares)
Management Fee	[ ]	%	[ ]	%
Acquired Fund Fees and Expenses(3)	[ ]	%	[ ]	%
Interest payments on borrowed funds and securities sold short(4)	[ ]	%	[ ]	%
Other expenses(5)	[ ]	%	[ ]	%
Distribution Fee	[ ]	%	[ ]	%
Shareholder Servicing Fee(6)	[ ]	%	[ ]	%
All non-distribution and/or shareholder servicing other expenses	[ ]	%	[ ]	%
Total annual fund expenses	[ ]	%	[ ]	%
Expense reimbursement(7)	[ ]	%	[ ]	%
Total annual fund expenses after expense reimbursement(7)	[ ]	%	[ ]	%

(1)	Investors purchasing Class A Shares may be charged a sales load of up to [ ]% of the Investor’s net purchase. The table assumes the maximum sales load is charged. The Distributor may, in its discretion, waive all or a portion of the sales load for certain investors. See “Plan of Distribution.”

(2)	Assumes the Fund raises approximately $[ ] million in proceeds in the one year period beginning [ ], 2021 resulting in estimated average net assets of approximately $[ ] million.

(3)	The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s Shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. “Acquired Fund Fees and Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ending [ ]. Actual Acquired Fund Fees and Expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the fees and expenses of the Acquired Funds. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

(4)	These expenses represent estimated interest payments the Fund expects to incur in connection with its expected credit facility and short sales during the current fiscal year. See “Investment Objective, Opportunities and Strategies — Leverage.” The amount shown in the table above is based on the assumption that the Fund borrows money for investment purposes in an amount approximately between [10]% and [20]% of its net assets.

(5)	Other expenses are based on estimated amounts for the current fiscal year and include accounting, custody, transfer agency, legal, valuation agent, pricing vendor and auditing fees of the Fund, organizational and offering costs, and fees payable to the Independent Trustees.

(6)	Class A Shares may charge a shareholder servicing fee of up to [ ]% per year (the “Shareholder Servicing Fee”). The Fund may use these fees, in respect of the relevant class, to compensate Financial Intermediaries or financial institutions for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may also include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or Calamos may reasonably request.

(7)	Calamos, the Sub-Advisor and the Fund have entered into the Expense Limitation Agreement under which Calamos and the Sub-Advisor have agreed contractually for a one-year period from the date of this prospectus to reimburse certain expenses incurred in connection with the business of the Fund, calculated and reimbursed on a Class-by-Class basis in respect of each of Class A and Class I, including organizational and certain offering expenses with the exception of (i) the Management Fee, (ii) the Shareholder Servicing Fee, (iii) the Distribution Fee, (iv) brokerage costs, (v) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Advisors), to the extent that such expenses exceed [ ]% of the month-end NAV of such Class (the “Expense Cap”).

In consideration of Calamos’s and the Sub-Advisor’s agreement to reimburse certain of the Fund’s operating expenses, the Fund has agreed to repay Calamos and the Sub-Advisor an Advisor Recoupment in respect of each of Class A and Class I subject to the limitation that a reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by Calamos or the Sub-Advisor; and (ii) the Advisor Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such Class. The Advisor Recoupment for a class of Shares will not cause Fund expenses in respect of that class to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. See “Fund Expenses—Expense Limitation Agreement” for additional information. The Expense Limitation Agreement will remain in effect for a one-year period from the date of this prospectus, unless and until the Board approves its modification or termination.

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above (except that the example incorporates the expense reimbursement arrangement for only the first year).

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:

		1 Year		3 Years		5 Years		10 Years
Class A	$	[ ]	$	[ ]	$	[ ]	$	[ ]

		1 Year		3 Years		5 Years		10 Years
Class I	$	[ ]	$	[ ]	$	[ ]	$	[ ]

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management Fee.”

THE FUND

The Fund is a newly organized diversified, closed-end management investment company that is registered under the 1940 Act. The Fund is structured as an “interval fund” and continuously offers its Shares. The Fund was organized as a Delaware statutory trust on December 8, 2020 and has no operating history. The principal office of the Fund is located at 2020 Calamos Court, Naperville, IL 60563 and its telephone number is (630) 245-7200.

The Fund’s investment objective is to produce current income with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

The Fund will seek to achieve its investment objective by combining yield-oriented strategies in select CRE and real assets private debt, with a portfolio of more liquid alternative yield strategies, including a relative value tactically managed portfolio of CEFs, which portfolio may also invest in BDCs and ETFs, as well as listed fixed income and preferred securities, to provide meaningful current income and total returns that are less correlated to traditional investments while providing liquidity and scheduled distributions. While numerous types of investments could be considered real assets, the Fund’s definition of “real assets” is limited to hard assets a substantial portion of the value of which comes from land, structures and equipment thereon or other real property underlying the asset.

Under normal circumstances, the Fund intends to invest at least 80% of its assets in a diversified portfolio of select CRE and real assets private debt investments. Under the Fund’s select CRE debt strategy, the Fund intends to invest, directly or indirectly, primarily in mezzanine loans (including mezzanine construction loans), preferred equity and securitized CRE investments (and any securities resulting therefrom or related thereto) and other forms of CRE or CRE-related debt investments, some of which are relatively illiquid and credit sensitive. This includes, but is not limited to, rated and unrated interests in mortgage-backed securities collateralized by CMBS, interests in individual loans secured by CRE, including subordinated interests, mezzanine loans, preferred equity and other CRE-related securities. The Fund also may invest in securities resulting from CRE securitizations, including CLOs and any other CRE debt-related instruments. The Fund may invest up to 25% of its assets in non-U.S. securities.

Under the Fund’s select real assets private debt strategy, the Fund intends to invest, directly or indirectly, in broadly syndicated privately placed real asset-related debt investments and other syndicated private real assets-related whole loans or participated interests therein. The Fund’s CRE and real assets debt investments are expected to have a holding period by the Fund of up to five years, although the Fund’s actual hold period for any particular investment may be longer or shorter.

Although actual exposure to any given CRE or real assets debt strategy may vary over time, under normal circumstances, the remainder of the Fund will be allocated to one or more fixed income and liquid alternative yield investment strategies. These diversifying strategies will seek to generate attractive risk-adjusted returns, further enhance the portfolio’s downside protection, and improve the overall liquidity profile of the Fund. The Fund may invest in additional strategies in the future. For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Opportunities and Strategies.” There can be no assurance that the Fund will achieve its investment objective.

The Allocation Committee is comprised of portfolio managers and investment personnel from the Advisors, and the Allocation Committee oversees the allocation of the Fund’s assets among the Advisors by allocating across a wide range of asset classes and investment strategies. Calamos and the Sub-Advisor source and make investment decisions within their respective asset classes and strategies. The Allocation Committee meets regularly to discuss broad market views, with specific focus on valuation and macroeconomic forecasts in determining the appropriate allocation across the Fund’s various asset classes and investment strategies. See “The Advisor and Sub-Advisor.” Responsibility for monitoring and overseeing the Fund’s investment program, management and operation is vested in the individuals who serve on the Board.

THE ADVISOR AND SUB-ADVISOR

Calamos, an investment advisor registered with the SEC under the Advisers Act, serves as the Fund’s investment advisor. HCM serves as the Fund’s investment sub-advisor. HCM is a registered investment advisor with the SEC under the Advisers Act.

Calamos

Calamos serves as the investment advisor to the Fund, including managing the assets allocated to the liquid alternative yield investment strategies. As of December 31, 2020, Calamos had approximately $32.3 billion in assets under management. Calamos is located at 2020 Calamos Court, Naperville, IL 60563 and is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. is the sole manager of CILLC and a wholly owned subsidiary of Calamos Partners LLC (“CPL” or “Parent”). CPL is owned by Calamos Family Partners, Inc. (“CFP”), John P. Calamos, Sr. and John S. Koudounis. CFP was owned by members of the Calamos family, including John P. Calamos Sr.

HCM

HCM serves as the Sub-Advisor to the portion of the Fund’s assets primarily allocated to CRE and real assets private debt investments across multiple geographies and structures. As of September 30, 2020, HCM had approximately $49.95 million in regulatory assets under management. HCM is an indirect, wholly owned subsidiary of Hunt Companies, Inc., which is primarily owned by Woody L. Hunt and WGH Dynasty Trust. HCM is located at 1330 Avenue of the Americas, 28th Floor, New York, NY 10019. As of September 30, 2020, Hunt Investment Management LLC and affiliates of HCM had approximately $286.5 in regulatory assets under management.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any applicable sales loads paid by investors and net of the Fund’s fees and expenses, are invested by the Fund to pursue its investment program and strategies.

The Fund expects to invest the proceeds obtained by it promptly after receipt of such proceeds to pursue its investment program within three months after receipt thereof, investing the proceeds first in select CRE and real assets debt investments, then into other strategies as the opportunities become available to the Fund. Certain investments may be delayed if suitable opportunities are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments.

INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES

Investment Objective

The Fund’s investment objective is to produce current income with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Opportunities and Strategies

The Fund will seek to achieve its investment objective by combining yield-oriented strategies in select CRE and real assets private debt, with a portfolio of more liquid yield strategies, including a relative value tactically managed portfolio of CEFs, which portfolio may also invest in BDCs and ETFs, as well as listed fixed income and preferred securities, to provide meaningful current income and total returns that are less correlated to traditional investments while providing liquidity and scheduled distributions. While numerous types of investments could be considered real assets, the Fund’s definition of “real assets” is limited to hard assets a substantial portion of the value of which comes from land, structures and equipment thereon or other real property underlying the asset.

Under normal circumstances, the Fund intends to invest at least 80% of its assets in a diversified portfolio of select CRE and real assets private debt investments, which investments will be managed by the Sub-Advisor. The remaining assets, managed by Calamos, will be principally focused on providing liquidity to contribute to investment returns and to meet scheduled distributions.

Under the Fund’s select CRE debt strategy, the Fund intends to invest, directly or indirectly, primarily in mezzanine loans (including mezzanine construction loans), preferred equity and securitized CRE investments (and any securities resulting therefrom or related thereto) and other forms of CRE or CRE-related debt investments, some of which are relatively illiquid and credit sensitive. This includes, but is not limited to, rated and unrated interests in mortgage-backed securities collateralized by CMBS, interests in individual loans secured by CRE, including subordinated interests, mezzanine loans, preferred equity and other CRE-related securities. The Fund also may invest in securities resulting from CRE securitizations, including CLOs and any other CRE debt-related instruments. The Fund may invest up to 25% of its assets in non-U.S. securities.

Under the Fund’s select real assets private debt strategy, the Fund intends to invest, directly or indirectly, in broadly syndicated privately placed real assets-related debt investments and other syndicated private real assets-related whole loans or participated interests therein. The Fund’s CRE and real assets debt investments are expected to have a holding period by the Fund of up to five years, although the Fund’s actual hold period for any particular investment may be longer or shorter.

Although actual exposure to any given CRE or real assets debt strategy may vary over time, under normal circumstances, the remainder of the Fund will be allocated to one or more fixed income and liquid alternative yield investment strategies. These diversifying strategies will seek to generate attractive risk-adjusted returns, further enhance the portfolio’s downside protection, and improve the overall liquidity profile of the Fund. The Fund may invest in additional strategies in the future.

CRE, Real Assets, Fixed Income and Liquid Alternative Strategies

Although actual exposure to any strategy may vary over time, the Fund expects its allocations to the CRE, real assets, fixed income and liquid alternative strategies to be within the following:

CRE and Real Assets Debt Strategy

Through its CRE and real assets debt strategy, the Fund will look to generate consistent current income and maximize capital appreciation through asset selection, credit underwriting, and capital structure relative value spanning selected CRE and real assets debt investments, which are expected to have a holding period by the Fund of up to five years.

While the structure of the Fund’s anticipated debt investments is broad, the Sub-Advisor’s approach will be disciplined and consistent regardless of the specific types of CRE or real assets debt involved. The Sub-Advisor will take a fundamental, bottom-up approach to analyzing credit and assessing risk factors for all investments. The Sub-Advisor expects to leverage existing relationships to evaluate submarket investment opportunities, credit trends and borrower profiles. Finally, the Sub-Advisor may utilize third-party data vendors and analytical tools to supplement and enhance their robust proprietary data and analytics research.

The Sub-Advisor will conduct diligence on each investment and implement an active, value add management approach focused on thoughtful portfolio construction and opportunistic value creation. The Sub-Advisor intends to utilize its experience and resources to analyze, structure and diligence investments for the Fund. The Sub-Advisor’s due diligence process includes fundamental credit analysis, local market research, scrutiny of legal documentation and stress testing of the structure and cash flow models. A key tenet of the Sub-Advisor’s risk mitigation philosophy is that, regardless of the intended exit strategy, each investment is underwritten with the downside possibility that the Fund may hold the investment for longer than expected at the time of underwriting and ultimately own the underlying collateral in the event there is a default. The Fund also intends to focus on debt investments with embedded risk-mitigators such as high current income, superior credit enhancement (either structurally or through the collateral’s positioning or competitive advantage), strong control rights and investor protections and optionality.

Such investments, without limitation, may include each of the following:

•	Debt Associated with Real Assets. The Fund may invest in certain types of debt associated with or related to real assets both in securitized, as well as loan form. Within the securitization focus, the Fund expects to invest in broadly syndicated privately placed debt investments that will be predominately offered by banks and broker dealers in the primary and secondary markets. The Fund anticipates these securities to be backed by the cashflow from investments where the underlying collateral are real assets that are essential to or desirable for the social and/or economic function, support and development of a community or society. Similarly, within its loan investments, the Fund expects to source the majority of it loans from syndicated bank or brokerage offerings in the primary and secondary market. The Fund will be permitted to own senior and subordinated debt collateralized by real assets, with the exception of loan opportunities in North America for late-stage renewable energy development, construction or permanent loans. Loan investments could also consist of corporate loans to sponsors that are collateralized by the value of the underlying real assets they own.

•	Residential Mortgage-Backed Securities (“RMBS”) or Commercial Mortgage-Backed Securities (“CMBS”). RMBS are fixed income instruments that may be secured by interests in a single mortgage loan or a pool of mortgage loans that are secured by personal residences. CMBS are fixed income instruments that may be secured by interests in a single mortgage loan or a pool of mortgage loans that are secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals, trailer parks and senior living centers.

•	Single Asset/Single Borrower (“SASB”). SASB deals are fixed or floating rate securitizations that are backed by either one borrower with a single CRE property or loans backed by a portfolio of properties. These deals offer securities rated from AAA through single B and subordinate debt in the form of b notes or mezzanine loans may also be issued as part of these deals. The floating rate loans may have initial maturity terms, however the borrower may extend if certain pre-identified criteria are met and usually requires the borrower to pay a fee.

•	CRE CLOs. CRE CLOs are limited recourse obligations of the issuer payable solely from the cashflow obligations of borrowers that represent the underlying assets. Consequently, holders of the notes must rely solely on distributions of cashflows for the payment of principal and interest on their particular notes. If distributions of cashflows are insufficient to make full payment on a particular note, no other assets are available from which to pay any deficiencies.

•	Whole Loans. Whole loans involve the direct acquisition by the Fund of unsecuritized mortgage loans, including non-qualified mortgages, purchased from originators or warehouse providers. Unlike its investments in the mortgage-related securities described above, the Fund will have beneficial and record ownership of the whole loans purchased by it. The Fund may invest in loans bearing either fixed or adjustable interest rates. Loans may be non-performing, and the Fund may engage one or more third parties to restructure a loan or foreclose on the related mortgage or other collateral. The Fund may acquire defaulted, distressed, non-performing or under-performing loans or properties or options to acquire the foregoing. The Fund may also seek a third-party purchaser for such loans or options and may finance the purchase by such third party.

•	Commercial Mortgage Mezzanine Loans and Participations. Mezzanine loans are secured by one or more direct or indirect ownership interests (which may be only partial ownership interests) in a company, partnership or other entity owning, operating or controlling, directly or through subsidiaries or affiliates, one or more commercial properties and interests therein. Purchasing mezzanine loans may require entering into intercreditor agreements, co-lender agreements and undertaking duties as a directing lender, including directing foreclosure proceedings, and may require the Fund and any transferee to have a minimum net worth and total assets. Preferred equity is equity senior to common equity in a company, partnership or other entity owning, operating or controlling, directly or through subsidiaries or affiliates, one or more commercial properties.

•	Real Estate Investment Trusts (“REITs”), Real Estate Operating Companies (“REOCs”) and Other Equities. Equity investments may include indices, ETFs or public or private companies and may be effected directly in common or preferred stocks, or indirectly or through warrants, options or other derivatives. In general, equity positions are expected primarily to focus on: (i) finance-related companies such as mortgage, commercial and other REITs; (ii) REOCs; (iii) title, financial guaranty and other insurers and reinsurers; (iv) banks; (v) marketplace and other lenders; (vi) mortgage originators; (vii) mortgage and other loan servicers; and (viii) homebuilders. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. REOCs are entities that invest in, own and operate real estate.

•	K-Notes. The Fund may invest in Federal Home Loan Mortgage Corporation Structured Pass-Through Certificates, known as “K-Notes.” K-Notes are securitized interests in apartment mortgage notes that are assembled by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and issued by special purpose trusts. K-Notes are issued with varying levels of maturity and seniority. Some K-Notes are repurchased and reissued by Freddie Mac with a Freddie Mac guarantee, while other K-Notes do not have a Freddie Mac guarantee. The Fund expects to invest in the privately offered subordinate classes of K-Notes. Because more senior classes have payment priority over subordinate classes of K-Notes, the value of subordinate K-Notes is highly sensitive to the default rate and foreclosure recovery rate on the underlying apartment loans. Subordinate K-Notes are also subject to liquidity risk because they are not available to the investing public and have a limited secondary market composed of institutional investors.

•	Other Agency Non-Guaranteed Debt. The Fund may purchase certificates off of other types of agency deals including, but not limited to, risk transfer deals.

•	Single Family Rental (“SFR”). Single-family rental securitizations primarily are backed by pools of houses, although the collateral also may include condominiums, townhouses, or properties of two to four units. Cash flows in these securitizations are backed by rental income and property disposition.

•	Participations. The Fund may invest in participations or participated interests in any of the aforementioned classes of loans or other instruments. The Fund may purchase participations or serve as the participating lender or issuer.

Fixed Income and Liquid Alternative Strategies

Tactically-Managed Investment Company Strategy

This strategy will opportunistically invest in a portfolio of CEFs from among the listed liquid CEFs in the investible universe. This strategy will generally seek to purchase shares in underlying CEFs when that CEF is trading at what Calamos believes to be an attractive discount and sell when a given CEF’s discount level has normalized. Calamos will utilize a combination of quantitative and fundamental tools to allocate among eligible CEFs to achieve the desired asset allocation that seeks to provide a high current distribution. In addition to CEFs, this strategy may invest in ETFs, BDCs and index futures and options.

Fixed Income Strategy

The Fund may invest in investment grade or below investment grade securities. These securities may: (i) have one or more ratings that are investment grade; (ii) if more than one agency rates, may be split rated between investment grade and non-investment grade; (iii) have below investment grade ratings and considered “high yield” securities (also known as “junk bonds”). The securities in which the Fund may invest will generally have no minimum credit quality. The Fund may invest in invest grade, non-investment grade and non-rated public and private fixed income.

The Fund may invest in credit derivatives, which are contracts that transfer price, spread and/or default risks of debt and other instruments from one party to another. Payments under credit derivatives may be made during the exercise period of the contracts. Payments under many credit derivatives are triggered by credit events such as bankruptcy, default, restructuring, failure to pay, cross default or acceleration, interest shortfalls, principal shortfalls or write downs, etc. Such payments may be for notional amounts, actual losses or amounts determined by a formula.

The Fund may also invest in sovereign, corporate (senior, subordinated, preferred or hybrid either in the form of a bond or a loan), mortgage backed securities and asset backed securities. The Fund may also invest in bank loans.

Convertible Arbitrage Strategy

Through its convertible arbitrage strategy, the Fund intends to invest in convertible securities (including synthetic convertibles) of U.S. and non-U.S. companies, while taking corresponding short positions in the equities of the same issuers to capitalize on pricing inefficiencies between the two. The convertible securities in which the Fund invests may be either debt securities or preferred stocks that can be exchanged for common stock. A synthetic convertible is a financial instrument that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and an option on an equity security. Convertible arbitrage offers investors the potential for yield and capital appreciation with less risk than traditional stocks and bonds due to the fact that the strategy is typically market neutral (i.e., hedged). Potential sources of return for the strategy include income from convertible bond coupons, capital appreciation from undervalued securities, short interest credit from short stock positions, and rebalancing and trading (i.e., gamma capture).

Hedged Equity Strategy

Through its hedged equity strategy, the Fund intends to invest in a broadly diversified portfolio of equity securities while also writing (selling) index call and put options and/or entering into other options strategies on equity securities and/or broad based indices. The Fund may write call options (i) on a portion of the equity securities in the Fund’s portfolio and (ii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or ETFs. In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500), or ETFs. The Fund may also engage in active and frequent trading of portfolio securities. Equity securities purchased by the Fund may include U.S. exchange-listed common stocks, options on equities, and ADRs.

Merger Arbitrage Strategy

Through its merger arbitrage strategy, the Fund seeks to exploit market inefficiencies related to merger and acquisition activity by investing in shares of target companies in these proposed transactions. Given uncertainty regarding whether each transaction will be approved and the length of time it will take to finalize the deal, the stock of a target company typically sells at a price below the announced acquisition price. The strategy seeks to generate gains as the merger or acquisition is completed. To the extent the transaction proceeds of a proposed merger or acquisition includes stock of the acquirer, the Fund will typically hedge its long position in a target company by shorting the stock of the acquiring company.

Other Investment Strategies

The Fund may also invest in notes, bills, debentures, convertible and preferred securities, government and municipal obligations and other credit instruments with similar economic characteristics. In addition, from time to time, the Fund may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a credit investment or in connection with a reorganization of a borrower. The Fund may utilize derivative instruments to achieve its investment objective. Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Foreign Instruments

The Fund may make investments in non-U.S. entities, including issuers in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund expects that its investments in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Factors considered in determining whether an issuer may be deemed to be from a particular foreign country or geographic region include, among others, the issuer’s principal trading market, the country in which the issuer was legally organized, whether the issuer derives a substantial portion of its operations or assets from a particular country or region or derives a substantial portion of its revenue or profits from businesses, investments or sales outside of the United States.

Illiquid and Restricted Securities

The Fund may invest in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

Cash and Short-Term Investments

The Fund may invest its cash balances in money market instruments, U.S. government securities, commercial paper, certificates of deposit, repurchase agreements and other high-quality debt instruments maturing in one year or less, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high-quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.

The Investment Process

The Allocation Committee oversees the allocation of the Fund’s assets across a wide range of opportunistic CRE and real assets debt strategies and liquid alternative yield investment strategies. [The Allocation Committee currently consists of four voting members.]

Following the allocation of the Fund’s assets by the Allocation Committee, investments in each strategy are determined and sourced by the applicable Advisor.

TYPES OF INVESTMENTS AND RELATED RISKS

Investors should carefully consider the risk factors described below, before deciding on whether to make an investment in the Fund. The risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the NAV of the Fund’s Shares could decline, and investors may lose all or part of their investment.

Risks Associated with Market Conditions and Investment Opportunities

General Economic Conditions and Recent Events

Difficult global credit market conditions have adversely affected the market values of equity, fixed-income, hard assets, and other securities and these circumstances may continue or even deteriorate further. The short- and longer-term impact of these events is uncertain, but could have a material effect on general economic conditions, consumer and business confidence and market liquidity. Investments made by the Fund are expected to be sensitive to the performance of the overall economy. A negative impact on economic fundamentals and consumer and business confidence would likely increase market volatility and reduce liquidity, both of which could have a material adverse effect on the performance of the Fund and these or similar events may affect the ability of the Fund to execute its strategy. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. The financing available to the Fund from its banks, dealers and other counterparties is typically reduced during market disruptions. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund, and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

In late 2019 and early 2020, the novel coronavirus (“COVID-19”) emerged in China and spread rapidly across the world, including to the U.S. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby. The transmission of COVID-19 and efforts to contain its spread have resulted in the imposition of quarantine measures, including travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a substantial reduction in consumer spending and business revenue and spending, as well as general concern and uncertainty that has negatively affected the economy. As a result, COVID-19 has significantly diminished global economic production and activity of all kinds and contributed to both volatility and declines in markets for financial assets as well as commodities and other assets. These developments have had adverse, and potentially materially adverse, consequences for certain companies and other issuers in which the Fund expects to invest, as well as on the markets and the economy in general. The duration and full effects of these market disruptions are still uncertain.

As of the date of this prospectus, it is impossible to determine the scope of this outbreak, or any future outbreaks, how long any such outbreak, market disruption or uncertainties may last, the effect any governmental actions will have or the full potential impact on the Fund and the Advisors. Any potential future impact will depend to a large extent on future developments and new information that could emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain the coronavirus or treat its impact, all of which are beyond the control of the Fund and the Advisors.

Additionally, the operations of the Advisors (including those relating to the Fund) could be impacted adversely, including through quarantine measures and travel restrictions imposed on the Advisors’ or service providers’ personnel located in affected countries, regions or local areas, or any related health issues of such personnel. Such impacts could materially and adversely affect the Advisors’ ability to source, manage and divest investments on behalf of the Fund and pursue the Fund’s investment objectives and strategies. Similar consequences could arise with respect to other infectious diseases.

Availability of Suitable Investments

While the Advisors believe that many attractive investments of the type in which the Fund expects to invest are currently available, there can be no assurance that such investments will continue to be available or that available investments will continue to meet the Fund’s investment criteria. Furthermore, the Fund may be unable to find a sufficient number of attractive investment opportunities to meet its investment objectives. There generally will be little or no publicly available information regarding the status and prospects of loans and other assets in which the Fund plans to invest. Many investment decisions by the Advisors will be dependent upon the ability of its members and agents to obtain relevant information from non-public sources, and the Advisors often will be required to make decisions without complete information or in reliance upon information provided by third parties that is impossible or impracticable to verify. The availability of investment opportunities will be subject to market conditions and certain other factors that will be outside the control of the Advisors. Past performance is not necessarily indicative of future performance.

Competition

The markets for securities in the Fund’s investment program are highly competitive. The Fund will be competing for investment opportunities with a significant number of financial institutions as well as various institutional investors. Some of these competitors are larger and have greater financial, human and other resources than the Fund and may in certain circumstances have a competitive advantage over the Fund. As a result of this competition, there may be fewer attractively priced investment opportunities than in the past, which could have an adverse impact on the ability of the Fund to meet its investment goals. There can be no assurance that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund.

No Assurance of Investment Return

The Fund’s task of identifying and evaluating investment opportunities, managing such investments and realizing a significant return for investors is difficult. Many organizations operated by persons of competence and integrity have been unable to make, manage and realize a profit on such investments successfully. The Advisors believe that their investment strategy and investment approach moderate this risk through a careful selection of securities and other financial instruments. However, there is no assurance that the Fund will be able to invest its capital on attractive terms or generate returns for its investors. Investors in the Fund could experience losses on their investment.

Risks Associated with the Fund’s Investments and Investment Activities

Nature of Investments

All investments risk the loss of capital. No guarantee or representation is made that the Fund’s investment program will be successful or profitable. As a result, the Fund may be subject to claims and expenses in respect of an asset in excess of the Fund’s investment in such asset that could significantly impact the costs of operations, cash flow and results of operations, thereby leading to losses. There can be no assurance that the Fund will be able to achieve its investment objectives.

The activity of identifying, completing and realizing attractive CRE or real assets debt investments is highly competitive and involves a high degree of uncertainty. The level of analytical sophistication, both financial and legal, necessary for successful returns on such investments is high. There can be no assurance that the Advisors will evaluate correctly the nature and magnitude of the various factors that could affect the value of the Fund’s investments, including in the context of the expected hold period of any particular investment. If an Advisor’s evaluation of the anticipated outcome of an investment situation should prove incorrect, the Fund could experience losses. There can be no assurance that the Advisors will be able to identify sufficient attractive investment opportunities to meet the Fund’s investment objectives.

A portion of the Fund’s investments may be in obligations or securities that are rated below investment grade by recognized rating services such as Moody’s Investors Service, Inc. or “Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. Securities rated below investment grade and unrated securities generally offer a higher current yield than that available from higher grade issues but typically involve greater risk. Securities rated below investment grade and unrated securities are typically subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of securities rated below investment grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities, especially in a market characterized by a low volume of trading. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

Debt investments are subject to credit and interest rate risks. “Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument and that an investor may not receive any or all of its principal or interest. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations, which are rated by rating agencies, are often reviewed and may be subject to downgrade. “Interest rate risk” refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate debt securities) and directly (especially in the case of debt instruments whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules. In addition, interest rate increases generally will increase the interest carrying costs to the Fund of borrowed securities and leveraged investments.

As of the date of this prospectus, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinarily accommodative monetary policy initiatives the effect of which is impossible to predict with certainty. Actions taken by the U.S. Federal Reserve Board (“Federal Reserve”) or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.

Because CRE and real assets debt investments can be relatively illiquid, the Fund’s ability to promptly sell one or more investments in its portfolio within such investment’s anticipated hold period or in response to changing, economic, financial and investment conditions may be limited. The Fund may be unable to realize its investment objectives by sale, other disposition or refinance at attractive prices within any given period of time (including any anticipated hold period) or may otherwise be unable to complete any expected exit strategy. An exit event for any particular investment is not guaranteed and is subject to the Advisors’ discretion.

The Fund’s investments may also be adversely affected by changes in economic conditions or political or geo-political events that are beyond its control. For example, a market crash, a war, an act of terrorism (whether foreign or domestic), a pandemic or the death of a major political figure may have significant adverse effects on the Fund’s investment results.

Real Estate Investment Generally

All real estate investments are subject to some degree of risk. For example, real estate investments are relatively illiquid and, therefore, will tend to limit the Fund’s ability to vary the Fund’s portfolio promptly in response to changes in economic or other conditions. No assurances can be given that the fair market value of any CRE debt investments held by the Fund will not decrease in the future (including during the Fund’s anticipated hold period for such investments) or that the Fund will recognize full value for any investment that the Fund is required to sell for liquidity reasons. In addition, the ability of the Fund to realize anticipated debt service payments and debt repayments will depend, among other factors, on the financial reliability of borrowers, the location and attractiveness of the properties in which it invests, the supply of comparable space in the areas in which its properties are located and general economic conditions. Other risks include changes in zoning, building, environmental and other governmental laws, changes in operating expenses, changes in real estate tax rates, changes in interest rates, changes in the availability of property relative to demand, changes in costs and terms of mortgage funds, energy prices, changes in the relative popularity of properties, changes in the number of buyers and sellers of properties, the ongoing need for capital improvements, cash-flow risks, construction risks, as well as natural catastrophes, acts of war, terrorism, civil unrest, a pandemic, uninsurable losses and other factors beyond the control of the Advisors.

Commercial property values and net operating income derived from such properties are subject to volatility and may be affected adversely by a number of factors, including, but not limited to: national, regional and local economic conditions (which may be adversely affected by industry slowdowns and other factors); local real estate conditions (such as an oversupply of housing, retail, industrial, office or other commercial space); changes or continued weakness in specific industry segments; construction quality, age and design; demographic factors; retroactive changes to building or similar codes; and increases in operating expenses (such as energy costs). In the event net operating income decreases, a borrower may have difficulty making its debt service payments, which could result in losses to the Fund. In addition, decreases in property values reduce the value of the collateral and the potential proceeds available to a borrower to repay the Fund’s investments, which could also result in losses to the Fund. Even when the net operating income is sufficient to cover the related property’s debt service payments, conditions may change in the future that decrease or eliminate such coverage. In addition, decreases in property values reduce the value of the collateral and the potential proceeds available to a borrower to repay the loans held by the Fund.

Regulatory Risks Related to Real Estate and Real Assets

The Fund’s CRE and real assets debt investments may be subject to various laws and regulations, including building codes, laws and regulations pertaining to fire safety and handicapped areas, and other laws and regulations that may from time to time be enacted by federal, state and local governments. The regulations applicable to the Fund’s investments vary from location to location and from time to time. There is a risk that the Fund could be required to incur significant costs and expenses that may be necessary or appropriate to comply with any changes in any applicable laws or regulations. Non-compliance with existing or future laws or regulations applicable to an investment could result in substantial capital expenditures to bring the relevant investment into compliance, as well as the imposition of fines or an award of damages to private litigants, which generally are required to be borne by the Fund (and may materially adversely affect the Fund and an investor).

The underlying collateral of the Fund’s investments may also be subject to numerous statutes, rules and regulations relating to environmental protection, under which the Fund, in the event it has foreclosed on a mortgage, may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of such underlying collateral in the event of foreclosure.

Environmental Risks of Real Estate and Real Assets

Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner or operator of real estate may be required to investigate and clean up any hazardous or toxic substances or petroleum product releases at such property and may be liable to a governmental entity or to third parties for property damage and for investigation and cleanup costs incurred by such parties in connection with contamination. These laws typically impose clean up responsibility and liability without regard to whether the owner knew of or caused the presence of the contaminants, and the liability under such laws has been interpreted to be joint and several unless the harm is divisible and there is a reasonable basis for allocation of responsibility. The cost of investigation, remediation or removal of such substances may be substantial, and the presence of such substances or the failure to properly remedy the contamination on such property may adversely affect the owner’s ability to sell or rent such property or to borrow using such property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances or petroleum products at a disposal or treatment facility may also be liable for the costs of removal or remediation of a release of hazardous or toxic substances or petroleum products at such disposal or treatment facility, whether or not the facility is owned or operated by such person. In addition, some environmental laws create a lien on the contaminated site in favor of the government for damages and costs it incurs in connection with contamination. The owner of a site may also be subject to common law claims by third parties based on damages and costs resulting from environmental contamination emanating from a site. Changes in environmental laws or in the environmental condition of an asset may create liabilities that did not exist at the time of acquisition and that could not have been foreseen.

Real Assets Sector

A fund that invests in real assets-related debt securities has greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Real assets-related debt investments are subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of real assets; (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to real assets; (iv) the financial condition of users and suppliers of real assets; (v) changes in interest rates and the availability of funds that may render the purchase, sale or refinancing of real assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in real assets; (x) operating risks, including equipment failure causing outages and structural, maintenance, impairment, spills and safety problems; and (xi) other factors that are beyond the reasonable control of the Fund.

Additionally, real assets-related investments may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to consumers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Violators may be subject to administrative, civil and criminal penalties, including civil fines and injunctions. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of the real assets underlying certain of the Fund’s investments. There is also the risk that corruption may negatively affect publicly-funded real assets, resulting in delays and cost overruns as well as cause negative publicity, which may adversely affect the value of the Fund’s investments. Furthermore, certain of the Fund’s real assets investments may encounter opponents who seek to utilize the courts, media campaigns and political activism to attempt to stop, or impede the real assets underlying such investments as much as possible. Significant delays could result in a material increase in the cost of developing such real assets. Such delays could also result in such investments failing to generate the expected return on investment or realizing a financial loss, either of which would adversely affect the results of operations and financial performance of the Fund’s investments in real assets.

Many of the foregoing factors could cause fluctuations in usage, expenses, and revenues, causing the value of investments to decline and a material adverse effect on the Fund’s performance.

Lending Generally

The value of the Fund’s investments in debt instruments may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted instrument. The Advisors may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan. However, there can be no assurance that the value assigned by the Advisors to collateral underlying a debt instrument held by the Fund will be realized upon liquidation, nor can there be any assurance that collateral will retain its value. In addition, certain debt instruments may be supported, in whole or in part, by (i) personal guarantees made by the borrower, or guarantees made by a corporation affiliated with the borrower or (ii) income of the borrower derived from third-party contractual counterparties. The amount realizable with respect to a debt instrument may be detrimentally affected (i) if a guarantor fails to meet its obligations under the guarantee or (ii) by the credit worthiness of any third-party contractual counterparty to the borrower. Moreover, the value of the collateral supporting such debt instrument may fluctuate. In addition, active lending/origination by the Fund may subject it to additional regulation, as well as possible adverse tax consequences to the Fund. The Advisors will seek to adopt appropriate procedures to minimize such risks. Finally, there may be monetary, as well as time costs involved in collecting on defaulted debt instruments and, if applicable, taking possession of and subsequently liquidating various types of collateral.

Extending Credit

The risks associated with originating loans include the possible invalidation of a transaction as a fraudulent conveyance under creditors’ rights laws, lender-liability claims by the issuer of the obligations, environmental liabilities that may arise with respect to the collateral securing the obligations, and limitations on the ability of the Advisors to directly enforce its rights with respect to borrowers.

The Fund and/or the Advisors may incur lender liability as a result of its lending activities. In recent years, a number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower, its other creditors or shareholders or third parties harmed by the borrower. The Fund and/or the Advisors may be subject to allegations of lender liability, which could result in significant liability.

Subordinated Securities

The Fund may invest in mortgage-backed securities (“MBS”) and other securities that are subordinate to one or more senior classes. Generally, such subordinated securities bear the first risk of loss on the mortgages or other collateral underlying such securities. As a result, changes in the value of the performance of subordinated securities are expected to be greater than the change in the value or payment performance of the underlying mortgages or other collateral. In the event of a default, proceeds from any realization on the underlying mortgages or other collateral will first be allocated to the senior classes of securities in accordance with the priority of payments prior to any allocation to the subordinated securities held by the Fund.

CLOs

In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches.

In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. Investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (iv) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility.

Investing in securities of CLOs involves the possibility of investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose loans make up the assets of such entities. Such inaccuracy or incompleteness may adversely affect the valuation of the receivables or may adversely affect the ability of the relevant entity to perfect or effectuate a lien on the collateral securing its assets. The CLOs in which the Fund invests will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. The quality of the Fund’s investments in CLOs is subject to the accuracy of representations made by the underlying borrowers. In addition, the Fund is subject to the risk that the systems used by the originators of CLOs to control for accuracy are defective. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

To the extent underlying default rates with respect to the securities in which the Fund invests occur or otherwise increase, the performance of the Fund’s investments may be adversely affected. The rate of defaults and losses on debt instruments will be affected by a number of factors, including global, regional and local economic conditions in the area where the borrower operates, the financial circumstances of the borrower as well as the general market conditions. A decline in global markets (or any particular sub-market thereof) may result in higher delinquencies and/or defaults as borrowers may not be able to repay or refinance their outstanding debt obligations when due for a variety of reasons, which may adversely affect the performance of the Fund’s investments.

CLOs typically will have no significant assets other than the assets underlying such CLOs, including, but not limited to, secured loans, leveraged loans, project finance loans, unsecured loans, cash collateralized letters of credit and other asset-backed obligations, and/or instruments (each of which may be listed or unlisted and in bearer or registered form) that serve as collateral. Payments on the CLO securities are and will be payable solely from the cash flows from the collateral, net of all management fees and other expenses.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s returns.

Issuers may be subject to management, administration and incentive or performance fees. Payment of such additional fees will adversely impact on the returns achieved by the Fund.

The Fund may hold securities that are in a first loss or subordinated position with respect to realized losses on the collateral of its issuers. The leveraged nature of CLOs, in particular, magnifies the adverse impact of loan defaults. CLO investments represent a leveraged investment with respect to the underlying loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying loans, which are subject to credit, liquidity and interest rate risk.

The Fund’s investments and the assets that collateralize them may prepay more quickly than expected and have an impact on the value of the Fund. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Fund’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased re-investment risk, as the Fund or a CLO collateral manager might realize excess cash from prepayments earlier than expected. If the Fund or a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce net income and the fair value of that asset.

The Fund is expected to rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on investments, as the Fund may not be provided with information on a timely basis in order to take appropriate measures to manage its risks. The Fund is also expected to rely on CLO collateral managers to act in the best interests of a CLO it manages. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of investments.

There could in the future be circumstances when uncertainty exists with respect to the roles of certain parties in respect of the Fund’s issuers. Various issues may arise for which there may not be a clear answer in the transaction documents of such issuers, such as, for example only, whether the trustee is obligated to actively search for breaches of representations and warranties, whether holders of the issuer should be allowed access to all deal documents and whether principal forgiveness should be treated as a realized loss. The manner in which these open issues are resolved, specifically those which impact the receipt and allocation of underlying cash flows and losses, could adversely impact the Fund’s current and future investments in issuers.

The failure of servicers to effectively service the loans underlying certain of the investments in the Fund would materially and adversely affect the Fund. Most securitizations of loans require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. If servicers are not vigilant in encouraging borrowers to make their monthly payments, the borrowers may be far less likely to make these payments, which could result in a higher frequency of default. If servicers take longer to liquidate non-performing assets, loss severities may tend to be higher than originally anticipated. The failure of servicers to effectively service the receivables underlying certain assets in the Fund’s investments could negatively impact the value of its investments and its performance. Servicer quality is of prime importance in the default performance of certain personal loans. Servicers may go out of business which would require a transfer of servicing to another servicer. Such transfers take time and loans may become delinquent because of confusion or lack of attention. Servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss to the trust may be greater than the outstanding principal balance of that loan (greater than 100% loss severity). For securitizations with corporate loans, the collateral manager’s role in reinvestment of principal amortization in performing credits and with respect to loans that default, as well as its ability to actively manage the portfolio through trading, will have a significant impact on the value of the underlying collateral and the performance of its securitization. If the collateral manager reinvests proceeds into loans which then default, does not sell loans before such loans default close to the original purchase price or does not effectively contribute to a restructuring process to maximize value of the loan the securitization owns, the collateral manager could materially and adversely impact the Fund’s investments.

The fair value of investments may be significantly affected by changes in interest rates. Investments in senior-secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Fund’s cash flow, fair value of its assets and operating results.

As of the date of this prospectus, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinarily accommodative monetary policy initiatives the effect of which is impossible to predict with certainty.

The senior-secured loans underlying CLOs typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs and the Fund. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have floors based upon certain London-Interbank Offered Rates (collectively, “LIBOR”), there may not be corresponding increases in investment income constraining distributions to investors in these CLOs.

CLOs typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association (the “BBA”) in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the U.S. Commodity Futures Trading Commission (the “CFTC”), the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred.

CLOs are typically actively managed by an investment manager, and as a result the interests therein are traded, subject to credit rating agency and other constraints, by such investment manager. The aggregate return on the CLO equity securities will depend in part upon the ability of each investment manager to actively manage the issuer’s portfolio of assets. In that regard, prospective investors should note that it is possible that an affiliate of the Fund may participate (in certain instances) in the review and approval of the initial collateral selection of the Fund’s issuers as well as any collateral additions to the portfolio. However, the exercise of control over an issuer could expose the assets of the Fund to claims by such issuer, its investors and its creditors. While the Advisors intend to manage the Fund in a manner that will minimize the exposure of these risks, the possibility of successful claims cannot be precluded.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

REITs

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

CMBS

The Fund’s portfolio may include CMBS, which are securities backed by obligations (including certificates of participation in obligations) that are principally secured by interests in real property having a commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are issued in public and private transactions by a variety of public and private issuers using a variety of structures, including senior and subordinated classes. CMBS generally lack standardized terms, tend to have shorter maturities than RMBS and may provide for the repayment of all or substantially all of the principal only at maturity. All of these factors increase the risk involved with CRE lending. Commercial properties tend to be unique and are more difficult to value than single-family residential properties. Commercial lending is generally viewed as exposing a lender to a greater risk of loss than residential one-to-four family lending since it typically involves larger loans to a single borrower than residential one-to-four family lending.

Commercial mortgage lenders typically look to the debt service coverage ratio of a mortgage secured by income-producing property as an important measure of the risk of default on a mortgage. Commercial property values and net operating income are subject to volatility, and net operating income may be sufficient or insufficient to cover debt service on the related mortgage at any given time. The repayment of mortgages secured by income-producing properties is typically dependent upon the successful operation of the related real estate project as well as upon the liquidation value of the underlying real estate. The value of CRE is also subject to a number of laws and regulations, such as regulations and laws regarding environmental clean-up and limitations on remedies imposed by bankruptcy laws and state laws regarding foreclosures and rights of redemption.

Most CMBS are effectively non-recourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgages, payments on the subordinated classes of the related MBS are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of MBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed-in-lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related MBS. Revenues from the assets underlying such MBS may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenue is generally not recoverable without a court-appointed receiver to control collateral cash flow.

A CMBS may pay fixed or floating rates of interest. A fixed-rate CMBS, like all fixed income securities, generally declines in value as rates rise. Moreover, although generally the value of fixed income securities increases during periods of falling interest rates, the inverse relationship may not be as marked in the case of CMBS due to the increased likelihood of prepayments during periods of increasing interest rates. This effect is mitigated to some degree for CMBS providing for a period during which no prepayments may be made.

Certain CMBS lack regular amortization of principal, resulting in a single “balloon” payment due at maturity. If the underlying mortgage borrower experiences business problems, or other factors limit refinancing alternatives, such balloon payment mortgages are likely to experience payment delays or even default.

Originators and Servicers of Mortgage-Related Securities May Experience Financial Difficulties

Pools of asset-backed securities (“ABS”) and MBS acquired by the Fund may be affected by originators and servicers of mortgage-related securities experiencing serious financial difficulties and, in some cases, entering bankruptcy proceedings. These difficulties have resulted in part from: (i) declining markets for mortgage-related securities held on their balance sheets, (ii) increasing claims for repurchases of mortgage-related securities previously sold under provisions that require repurchase in the event of early payment defaults or for breaches of representations regarding quality, (iii) increasing costs of servicing a delinquent portfolio without a corresponding increase in servicing compensation, (iv) declining value of any residual interests retained by sellers of mortgages in the securitization market and (v) declining real estate values, which reduces the number of borrowers seeking or able to refinance their mortgages and results in a decrease in overall originations.

The terms of certain ABS and MBS may also provide that the servicer is required to make advances in respect of delinquent mortgages. However, servicers experiencing financial difficulties may not be able to perform these obligations. Even if a servicer were able to advance amounts in respect of delinquent mortgages, its obligations to make such advances may be limited to the extent that it does not expect to recover such advances due to the deteriorating credit of the delinquent mortgages. In addition, a servicer’s obligations to make such advances may be limited to the amount of its servicing fee.

Any regulatory oversight, proposed legislation and/or governmental intervention designed to protect consumers may have an adverse impact on originators and servicers. These factors, among others, may have the overall effect of increasing costs and expenses of originators and servicers, while at the same time decreasing servicing cash flow and loan origination revenues. Such financial difficulties may have a negative effect on the ability of servicers to pursue collection on mortgages that are experiencing increased delinquencies and defaults and to maximize recoveries on sale of underlying properties following foreclosure.

Investors will be entitled to remove and replace the existing servicer under certain circumstances, including a failure to perform its servicing obligations, a bankruptcy of the servicer, and in some cases, if certain loss and/or delinquency triggers are exceeded. While non-agency MBS transactions typically enlist a reputable “backup servicer,” there is no guarantee that a suitable servicer could be found to assume the obligations of the existing servicer. The transition of servicing responsibilities to a replacement servicer could have an adverse effect on performance of servicing functions during or following a transition period and result in an increase in delinquencies and losses and a decrease in recoveries.

Transfers of MBS by the originator or seller will be characterized in the applicable sale agreement as a sale transaction. Nevertheless, in the event of a bankruptcy of the originator or seller, the trustee in bankruptcy could attempt to re-characterize the sale of the MBS as a borrowing secured by a pledge of the MBS. If such attempt were successful, the trustee in bankruptcy could prevent the trustee for the MBS from exercising any of the rights of the owner of the MBS and also could elect to liquidate the MBS. Investors may suffer a loss to the extent that the proceeds of the liquidation of the MBS would not be sufficient to pay amounts owed in respect of their investments. If this occurs, investors would lose the right to future payments of interest and may fail to recover their initial investment. Regardless of whether a trustee elects to foreclose on the underlying pool, delays in payments on their investments and possible reductions in the amount of these payments could occur.

The Fund may purchase a portion of MBS consisting of RMBS that were originated or are serviced (or both) by mortgage companies that are currently in bankruptcy proceedings or subject to regulatory enforcement actions which have restricted the ability of such mortgage companies or its affiliates to originate mortgage-related securities and/or affect their ability to service or subservice such securities. Servicers who have sought bankruptcy protection may, due to the application of applicable bankruptcy laws, no longer be required to make service advances.

Mezzanine Loans

The Fund may invest in mezzanine loans from time to time. This type of loan is secured not by the real estate or real assets, but by the stock belonging to the company that owns the property or project. There are certain risks associated with investing in mezzanine loans. First, it is likely that the Fund’s mezzanine investments will be subordinate to the borrower’s more senior debt, and if the borrower defaults under the more senior loan, the lenders of the more senior loan will have preferential claims over those of the Fund. In this case, the borrower’s assets would first be used to repay the senior lender, so there is the risk that all or substantially all of the borrower’s assets will be unavailable to repay the Fund and other subordinate lenders. In addition, if the Fund attempts to enforce a borrower’s obligations, it could be subject to a borrower’s claims of breach of contract or other unfair lending claims. If a borrower goes bankrupt, the Fund also runs the risk of being included in bankruptcy proceedings, which can be costly and lengthy. Lastly, there can be no assurance that a borrower will repay its mezzanine loans or that the Fund will ultimately be able to collect on any of the collateral pledged for the loans.

Loan Participations

A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of the Fund’s shares, to meet the Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations also may make it more difficult for the Fund to value these investments for purposes of calculating its net asset value.

Bank Loans

In addition to the risks typically associated with high-yield fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. With regard to the Fund’s investment in bank loans as compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse regulatory consequences.

Preferred Equity Investments

The Fund may invest in CRE-related preferred equity securities, which may involve a higher degree of risk than traditional debt financing due to a variety of factors, including that such investments are subordinate to traditional loans and are not secured by property underlying the investment. Furthermore, should the issuer default on the Fund’s investment, the Fund would be able to proceed only against the entity in which it has an interest, and not the property owned by such entity and underlying the Fund’s investment. As a result, the Fund may not recover some or all of the Fund’s investment.

Fixed Income Investments

The Fund may trade and invest in fixed income financial instruments. The value of fixed income financial instruments will change as the general levels of volatility and interest rates fluctuate. When interest rates decline, the value of fixed income financial instruments can be expected to rise. Conversely, when interest rates rise, the value of such financial instruments can be expected to decline. To the extent that interest rates move in a direction contrary to the direction anticipated by the Advisors, the overall investment performance of the Fund will be affected. The market value of fixed income financial instruments also varies according to the relative financial condition of the issuer. Investments in lower rated or unrated fixed income financial instruments, while generally providing greater opportunity for gain and income than investments in higher rated financial instruments, usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such financial instruments).

B-Notes and A/B Structures

The Fund may invest in B-notes, which investments are subordinate to the A-note portion of the same loan. Certain additional risks apply to B-note investments, including those described herein. The B-note portion of a loan is typically smaller relative to the overall loan, and vis-à-vis the A-note portion of the loan, is in the first loss position with respect to any losses incurred on the underlying loan. In any investment constituting a B-note, the Advisors generally will not directly or indirectly hold any control rights regarding the underlying loans and such control rights will be held by the holders of the A-note portion of such loan. Such holders may have economic or business interests or goals that are inconsistent with those of the Fund and will be in a position to take actions in a manner contrary to the Fund’s investment objectives and make decisions that are detrimental to the Fund (including, without limitation, decisions regarding amendments to the underlying loan documents, enforcement of remedies and workouts).

As a means to protect against the holder of the A-note from taking certain actions or receiving certain benefits to the detriment of the holder of the B-note, the holder of the B-note may have the right to purchase the A-note from its holder. If available, this right may not be meaningful to the Fund. For example, the Fund may not have the capital available to consummate such purchase, or such purchase may alter the Fund’s overall portfolio and risk/return profile.

Yield Characteristics

The yield characteristics of mortgage-related securities differ from traditional debt securities. The major differences include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of other factors. In general, changes in the rate of prepayments will change the yield to maturity of the security. These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. The risk management techniques which may be utilized by the Fund cannot provide any assurance that the Fund will not be exposed to risks of significant trading losses. The prices of other derivatives, futures contracts and options used for hedging purposes may not correlate with price movements of the underlying securities being hedged.

Credit Ratings

Credit ratings of debt securities are not a guarantee of quality. A credit rating represents only the applicable rating agency’s opinion regarding credit quality based on the rating agency’s evaluation of the safety of the principal and interest payments. In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value. As a result, a credit rating may not fully reflect the risks inherent in the relevant security. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, to the extent that a rating agency rates a security at the request of an issuer, the rating agency has a conflict of interest in providing such rating.

Contingent Liabilities upon Disposition of Investments

In connection with the disposition or realization of an investment, the Fund may be required to make certain representations about the assets that are typical of those made in connection with the sale of similar types of assets and may be responsible for the content of disclosure documents under applicable securities laws. The Fund may also be required to indemnify the purchasers of such investment to the extent that any such representations or disclosure documents turn out to be inaccurate.

Equitable Subordination

A number of judicial decisions in the United States have upheld the right of borrowers to pursue lending institutions and others on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that a lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower that creates a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund could be subject to allegations of lender liability.

Under common law principles in the United States that in some cases form the basis for lender liability claims, if a lender (a) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower or issuer to the detriment of other creditors of such borrower or issuer, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the Fund should be equitably subordinated.

Use of Leverage: Risk of Borrowing by the Fund

The Fund may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act, as part of the Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, and to facilitate the Fund’s hedging activities. The terms of the indebtedness incurred by the Fund may require the Fund to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund expects to employ leverage through a secured credit facility to achieve its investment objective and may consider other potential uses in the future. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including an Advisor’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund may incur permanent, Fund-level leverage including through, but not limited to, bridge, asset-backed facilities, financing transactions from prime brokers or custodians, short-sales and/or related to the Fund’s hedging activities. Borrowings by the Fund will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. Such debt exposes the Fund to refinancing, recourse and other risks. As a general matter, the presence of leverage can accelerate losses.

Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (in the event leverage is obtained solely through debt) or 200% or more (in the event leverage is obtained solely though preferred stock). For example, if the Fund has $100 in net assets, it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). The Fund does not presently intend to obtain leverage through preferred stock. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The Fund currently expects to employ leverage representing approximately [10-20]% of the Fund’s assets. The Fund may also utilize indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options, the leverage incurred in securities lending and other derivative transactions or short selling, together with any other senior securities representing indebtedness, by requiring asset coverage (as defined in the 1940 Act) immediately after any borrowing of 300% or more. To the extent the Fund “covers” its commitment under these transactions, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares). The Fund will “cover” its applicable positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to a transaction; otherwise, the transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of Calamos and/or the Sub-Advisor, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

The Advisors expect that the Fund’s borrowings may ultimately be secured with a security interest in investments. In times of adverse market conditions, the Fund may be required to post additional collateral that could affect the Fund’s liquidity. Incurrence of indebtedness at the level of the Fund (or entity through which it invests) may, among others, have the following consequences to Shareholders, including, but not limited to: (i) greater fluctuations in the NAV of the Fund’s assets; (ii) use of cash flow for debt service, distributions, or other purposes (and prospective investors should specifically note in this regard that, for the avoidance of doubt, in connection with one or more credit facilities entered into by the Fund, distributions to Shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby); (iii) to the extent that Fund revenues are required to meet principal payments, Shareholders may be allocated income (and therefore tax liability) in excess of cash distributed; and (iv) in certain circumstances, the Fund may be required to dispose of investments at a loss or otherwise on unattractive terms in order to service its debt obligations or meet its debt covenants. There can be no assurance that the Fund will have sufficient cash flow to meet its debt service obligations. As a result, the Fund’s exposure to foreclosure and other losses may be increased due to the illiquidity of its investments.

In addition, the Fund may need to refinance its outstanding debt as it matures. There is a risk that the Fund may not be able to refinance existing debt or that the terms of any refinancing may not be as favorable as the terms of any then existing loan agreements. If prevailing interest rates or other factors at the time of refinancing result in higher interest rates upon refinancing, then the interest expense relating to that refinanced indebtedness would increase. These risks could adversely affect the Fund’s financial condition, cash flows and the return on its investments.

With respect to any asset-backed facility entered into by the Fund (or an affiliate thereof), a decrease in the market value of the Fund’s investments would increase the effective amount of leverage and could result in the possibility of a violation of certain financial covenants pursuant to which the Fund must repay the borrowed funds to the lender. Liquidation of the Fund’s investments at an inopportune time in order to satisfy such financial covenants could adversely impact the performance of the Fund and could, if the value of its investments had declined significantly, cause the Fund to lose all or a substantial amount of its capital. In the event of a sudden, precipitous drop in the value of the Fund’s assets, the Fund might not be able to dispose of assets quickly enough to pay off its debt resulting in a foreclosure or other total loss of some or all of the pledged assets. Fund-level debt facilities typically include other covenants such as, but not limited to, covenants against the Fund incurring or being in default under other recourse debt, including certain Fund guarantees of asset level debt, which, if triggered could cause adverse consequences to the Fund if it is unable to cure or otherwise mitigate such breach.

Securities Lending

The risks in lending portfolio securities, as with other extensions of credit, consist of the failure of another party, in this case the approved intermediary, to comply with the terms of agreement entered into between the lender of the securities (i.e., the Fund) and the approved intermediary (i.e., the prime broker). Such failure to comply can result in the possible loss of rights in the collateral put up by the borrower of the securities, the inability of the approved intermediary to return the securities deposited by the Fund and the possible loss of any corporate benefits (including, without limitation, certain voting rights) accruing to the Fund from the securities deposited with the approved intermediary.

Fraud and Misconduct

Of paramount concern in lending is the possibility of material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund generally relies upon the accuracy and completeness of representations made by borrowers, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine an Advisor’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the valuation of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact the Fund’s investment program. Misconduct by employees of the Advisors or by third party service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in either case, may result in unknown and unmanaged risks or losses). Losses could also result from actions by third party service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and third party service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. No assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Interest Rate

In general, the Fund expects to hold its loans until maturity and repayment. Prior to such maturity, or in the event of a foreclosure, changes in prevailing interest rates could negatively affect the value of assets held by the Fund. Generally, the value of fixed income instruments will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income instruments tends to decrease. Conversely, as interest rates fall, the market value of fixed income instruments tends to increase. This risk will typically be greater for long-term debt than for short-term debt. Interest rates are highly sensitive to many factors, including governmental, monetary and tax policies, domestic and international economic and political considerations, fiscal deficits, trade surpluses or deficits, regulatory requirements and other factors beyond the control of the Advisors.

The Fund may attempt to minimize the exposure of its portfolio to interest rate changes by entering into interest rate hedges, purchasing caps, or by structuring loans which have floating interest rates. However, the Advisors may not propose to implement such hedges, or if it does propose to do so, there can be no guarantee that it will be successful in fully mitigating the impact of interest rate changes on the Fund’s portfolio.

Floating-Rate Loans

The Fund may invest in floating-rate loans in order to limit its exposure to interest-rate risk. Floating-rate loans pay larger coupons as interest rates rise, which could have an adverse impact on the property including borrowers’ ability to pay debt. An increase in the amount of borrower defaults would increase the Fund’s loss rate on such loans and would have a negative impact on the performance returns of the Fund. Additionally, transactions involving floating-rate loans typically have longer settlement periods than more traditional securities and often involve borrowers whose financial condition is troubled or highly leveraged which increases the risk of default. In addition, the value of the collateral securing the floating-rate loan may decline, causing the loan to be substantially unsecured.

Lower Credit Quality Loans

There are no restrictions on the credit quality of the Fund’s loans. Loans purchased by the Fund may be deemed to have substantial vulnerability to default in payment of interest and/or principal. Certain of the loans which the Fund may fund have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than better quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

Secured Loans

The Fund may invest in secured loans. Secured loans are relatively illiquid, meaning that a secured loan may not be able to be sold quickly or at a fair price. In addition, secured loans, like most other debt obligations, are subject to the risk of default. This risk of default is greater than with many other types of debt obligations because secured loans are often obligations of below-investment-grade companies. A borrower’s default on principal or income payments may result in a reduction of the value of the applicable secured loan, the income produced by the secured loan investment and possibly the Fund’s NAV. Secured loans are subject to interest rate risk. Interest rates on secured loans will adjust periodically, based on a base rate plus a premium or spread over the base rate. In general, the value of fixed income securities increases when prevailing interest rates fall and decreases when interest rates rise. Secured loans are also subject to pre-payment risk because borrowers typically have option prepayment rights. Because of prepayments, the actual remaining maturity of secured loans may be considerably less than their stated maturity.

Inflation

The Fund has exposure to inflation risks, meaning that the value of the Fund’s investments or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money over time. As inflation increases, the real value of the interests may decline.

Liquidity and Valuation

The Fund may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter (“OTC”) markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Because the markets for such securities are still evolving, liquidity in these securities is limited and liquidity with respect to lower-rated and unrated subordinated classes may be even more limited. The Fund may be unable to liquidate all or a portion of its position in such securities. In addition, the market prices, if any, for such securities tend to be more volatile and the Fund may not be able to realize what it perceives to be their fair value in the event of a sale. The high yield securities markets have suffered periods of extreme illiquidity for certain types of instruments in the past. For these reasons, among others, calculating the fair market value of the Fund’s holdings may be difficult. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to Calamos, and has authorized Calamos to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board at the Fund’s expense. If market quotations for the Fund’s investments are not readily available, Calamos may seek to value the Fund’s investments by testing possible sales prices for such investments with at least one potential investor or, if there are market makers, by obtaining quotations and may sell investments through such pricing mechanism. Should no quotes be available for a particular investment, the Fund will determine the fair market value of such investment in good faith. Illiquid securities are subject to wide spreads. Fair valuation is not exact and prices can vary significantly from one period to the next.

Illiquid Investments

The instruments and other assets in which the Fund may invest include assets that may be subject to legal or contractual restrictions on their resale or for which there is a relatively inactive trading market, making purchases or sales at desired prices or in desired quantities difficult or impossible. Further, as part of its emergency powers, an exchange or regulatory authority can suspend or limit trading in a particular instrument, order immediate liquidation and settlement of a particular contract, or order that trading in a particular contract be conducted for liquidation only. The possibility also exists that governments may intervene to stabilize or fix exchange rates, restricting or substantially eliminating trading in the affected currencies. Certain investments may be required to be held for a lengthy period of time and often require more time to sell and result in higher brokerage charges or dealer discounts and other selling expenses than does the sale of such other investments eligible for trading on national securities exchanges or for which there is an active OTC market. In addition, due to thin trading in certain instruments or assets, investments in such instruments or assets may be less liquid than alternative investments for which there is a more active trading market, which could cause the Fund to suspend NAV calculations and/or withdrawals with respect to such illiquid investments. Therefore, the Fund’s investments in illiquid or thinly-traded instruments or assets may reduce the returns of the Fund because it may be unable to sell the illiquid or thinly-traded or assets at an advantageous time or price.

Follow-on Investments

The Fund may be called upon to provide follow-on funding or protective advances for loans which the Fund owns. There can be no assurance that the Fund will wish to make follow-on investments or that it will have sufficient funds to do so. Any decision by the Fund not to make follow-on investments or its inability to make them may have a substantial negative impact on a borrower in need of such an investment.

Litigation

The Fund’s investment activities may subject it to the risks of becoming involved in litigation with third parties. The expense of defending against claims against the Fund by third parties and the payment of any amounts pursuant to settlements or judgments would generally be borne by the Fund and reduce net assets of the Fund.

Investments in Equity Securities

The Fund may invest its assets in equity securities, including preferred or common stocks. Investments in equity securities of small or medium-sized market capitalization companies will have more limited marketability than the securities of larger companies. In addition, securities of smaller companies may have greater price volatility. All of the Fund’s investments in stocks will be subject to normal market risks. While diversification among issuers may mitigate these risks, investors must expect fluctuations in the value of equity securities held by the Fund based on market conditions.

Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (3) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds sponsored by other fund families to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund. The Fund may rely on these exemptive orders to invest in ETFs.

Investments in ETFs and listed CEFs are subject to the additional risk that shares of the ETF or CEF may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or CEFs. Additionally, trading of ETF and CEF shares may be halted and ETF and CEF shares may be delisted by the listing exchange. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and CEFs. ETFs and CEFs are also subject to specific risks depending on the nature of the ETF or CEF, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. CEFs may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. A BDC, which is a type of CEF, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act, which was signed into law in March 2018, permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. The Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the investment companies and the actual expenses of the investment companies. BDC expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations. These expenses are in addition to the direct expenses of the Fund’s own operations.

Control Investments

Although the focus of the Fund is on non-control investments, the Fund may make control investments. The exercise of control over a company imposes additional risks of liability for environmental damage, product defect, failure to supervise management, violation of governmental regulations and other types of liability, in which the limited liability characteristic of business operations may be ignored. The exercise of control over a portfolio investment could expose the assets of the Fund to claims by the portfolio companies underlying such investments, its security holders and its creditors. While Calamos intends to manage the Fund to minimize exposure to these risks, the possibility of successful claims cannot be precluded.

The Fund may also be exposed to risk in connection with the disposition of these investments. When disposing of these investments, the Fund may be required to make representations and warranties about the business and financial affairs of the investments typical of those made in connection with the sale of any business, or may be responsible for the contents of disclosure documents under applicable securities law. The Fund may also be required to indemnify the purchasers of such investment or underwriters to the extent that any such representations and warranties or disclosure documents turn out to be incorrect, inaccurate or misleading. These arrangements may result in contingent liabilities, which will be borne by the Fund and such liabilities may exceed the value of the Fund’s investments.

In addition, the Fund may not be able to dispose of these investments when it desires to do so. Some of these investments may be subject to legal or contractual restrictions on resale by the Fund. In some instances, the disposition of these investments may require lengthy negotiations.

Minority Positions

The Fund may hold minority positions in issuers. Accordingly, the Fund may not be able to exercise control over such issuers. In addition, in certain situations, including where the issuer is in bankruptcy or undergoing a reorganization, minority investors may be subject to the decisions taken by majority investors and the outcome of the Fund’s investment may depend on such majority-controlled decisions, which decisions may not be consistent with the Fund’s objectives.

Certain Non-U.S. Investments

The Fund expects to invest a portion of its assets outside of the United States. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflation, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditor’s rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (x) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xi) political hostility to investments by foreign or private investment fund investors; and (xii) less publicly available information.

The Fund may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

In addition, the Fund’s investments in the debt of issuers located in certain non-U.S. jurisdictions may be adversely affected as a result of the ownership or control of an equity stake in such issuers by the Advisors and/or their affiliates. For example, in certain circumstances, the Fund could be subject to German “equity substitution rules” (similar to equitable subordination in the United States) if an issuer in which the Fund holds a debt investment and in which the Advisors and/or their affiliates hold an equity investment was to become insolvent. In such case, among other things, (i) the Fund may not be able to enforce its rights with respect to collateral, if any, (ii) the debt held by the Fund may be subordinated and (iii) the receiver may be entitled to reclaim amounts paid to the Fund within one year of the filing for commencement of insolvency proceedings or thereafter. The laws of other non-U.S. jurisdictions in which the Fund may seek to invest may have rules similar to Germany’s “equity substitution rules” discussed above, and the consequences to the Fund with respect to such rules may be more or less severe. Moreover, additional laws and regulations in non-U.S. jurisdictions in which the Fund may invest may affect the Fund’s investments in such jurisdictions in a manner that differs adversely from the results that would occur under U.S. laws and regulations applied to similar facts.

Additionally, the Fund may be less influential than other market participants in jurisdictions where it or the Advisors do not have a significant presence. The Fund may be subject to additional risks, which include possible adverse political and economic development, possible seizure or nationalization of non-U.S. deposits and possible adoption of governmental restrictions that might adversely affect the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Furthermore, some of the securities may be subject to brokerage taxes levied by governments, which has the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. While the Advisors intend, where deemed appropriate, to manage the Fund in a manner that will minimize exposure to the foregoing risks and will take these factors into consideration in making investment decisions for the Fund, there can be no assurance that adverse developments with respect to such risks will not adversely affect the assets of the Fund that are held in certain countries.

Foreign Currency and Exchange

The Fund’s Shares are denominated in U.S. dollars and will be issued in U.S. dollars. A portion of the Fund’s investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund. For example, any significant depreciation in the exchange rate of the Euro, or any other currency in which the Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in the Euro or such other currencies. In addition, the Fund will incur costs, which may be significant, in connection with the conversion of various currencies. The Advisors generally intend to hedge the foreign currency exposure of the Fund; however, the Fund will necessarily be subject to foreign exchange risks. In addition, prospective investors whose assets and liabilities are predominantly in other currencies should take into account the potential risk of loss arising from fluctuations in value between U.S. dollars and such other currencies. The Fund may enter into forward contracts to hedge exchange risk exposure.

Brexit

The United Kingdom (the “UK”) withdrew from the European Union (“EU”) and the European Economic Area (“EEA”) on January 31, 2020. Following withdrawal from the EU, the UK entered into a transition period during which period EU law continued to apply in the UK. New EU legislation that took effect before the end of the transition period also applies in the UK. The transition period ended on December 31, 2020. On December 30, 2020, the EU and the UK signed an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”).

Notwithstanding the TCA and following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and, in particular, as to the arrangements that will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop following December 31, 2020. This uncertainty may, at any stage, adversely affect the Fund and its investments. There may be detrimental implications for the value of the Fund’s investments and/or its ability to implement its investment program. This may be due to, among other things: (i) increased uncertainty and volatility in UK, EU and other financial markets; (ii) fluctuations in asset values; (iii) fluctuations in exchange rates; (iv) increased illiquidity of investments located, listed or traded within the UK, the EU or elsewhere; (v) changes in the willingness or ability of financial and other counterparties to enter into transactions, or the price at which and terms on which they are prepared to transact; and/or (vi) changes in legal and regulatory regimes to which certain of the Fund’s assets and/or service providers are or become subject.

The UK’s departure from the EU has created a degree of political uncertainty, as well as uncertainty in monetary and fiscal policy, which is expected to continue following the end of the transition period. It may have a destabilizing effect on some of the remaining members of the EU, the effects of which may be felt particularly acutely by EU member states within the Eurozone.

Shadow Banking Regulation

There has been increasing commentary amongst regulators and intergovernmental institutions, including the Financial Stability Board and International Monetary Fund, on the topic of so-called “shadow banking” (a term generally taken to refer to credit intermediation involving entities and activities outside the regulated banking system).

The Financial Stability Board issued a report in July 2017 that recommended strengthening oversight and regulation of the “shadow banking” system in Europe. The report outlined initial steps to define the scope of the shadow banking system and proposed general governing principles for a monitoring and regulatory framework. In an extreme eventuality, it is possible that such regulations could render the continued operation of the Fund unviable and lead to its premature termination or restructuring.

Changes in LIBOR

Certain LIBORs are expected to be phased out by the end of 2021. There remains uncertainty regarding the future use of LIBOR, and the nature of any replacement rate. However, it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions, such as hedges. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021 with respect to certain LIBORs or mid-2023 for the remaining LIBORs.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued proposed regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the proposed regulations, to avoid such alteration or modification of the terms of a debt instrument being treated as a taxable exchange, among other requirements, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made. The IRS may withdraw, amend or finalize, in whole or part, these proposed regulations and/or provide additional guidance, with potential retroactive effect.

The risks set out above are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market, the depth of the market for investments based on alternative reference rates, and the Advisors’ ability to develop appropriate investment and compliance systems capable of addressing alternative reference rates.

Counterparty

Some of the markets in which the Fund may effect transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. Moreover, the Fund’s internal credit function, which evaluates the creditworthiness of its counterparties, may prove insufficient. The lack of a complete and “foolproof” evaluation of the financial capabilities of the Fund’s counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. In addition, the Fund is expected to use counterparties located in various jurisdictions outside the United States. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions that may be involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Investors should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material.

The Fund is also subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses. Because securities owned by the Fund that are held by broker-dealers are generally not held in the Fund’s name, the bankruptcy of any such broker-dealer could have a greater adverse impact on the Fund than if such securities were registered in the Fund’s name.

Systemic

Credit risk may also arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

Short Selling

The Fund’s investment program may include short selling. Short selling involves selling securities which may or may not be owned by the seller and borrowing the same securities for delivery to the purchaser, with an obligation to return the borrowed securities to the lender at a later date. Short selling allows the seller to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and may be an important aspect of certain of the investment strategies of the Fund. The extent to which the Fund engages in short sales will depend upon its investment strategy and perception of market direction. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase at the time the Fund desires to close out such short position. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. In addition, reporting requirements and limitations on the short selling of securities could interfere with the ability of the Fund to execute certain aspects of its investment strategies, including its ability to hedge certain exposures and execute transactions to implement its risk management guidelines, and any such limitations may adversely affect the performance of the Fund.

Arbitrage or Fundamental

Employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades. With respect to the merger arbitrage strategy, the merger deal may terminate prior to closing, thereby imposing losses to the Fund.

Structured Investments

The Fund may purchase structured investments (such as swaps, options, or other derivative instruments) that are indexed to a return on an underlying vehicle. The value of structured investments depends largely upon price movements in the vehicle to which such structured investments are linked. Therefore, many of the risks applicable to the underlying asset are also applicable to the structured investments. However, there are other risks associated with the structured investments. Structured investments expose the Fund to the credit risk of the parties with which it deals. Non-performance by parties of the obligations or contracts underlying the structured investments could expose the Fund to losses, whether or not the transaction itself was profitable. Structured investments may expose the Fund to additional liquidity risks as there may not be a liquid market within which to close or dispose of outstanding obligations or contracts. Structured investments may also be highly leveraged.

Structured Notes

The structured note market evolved as a way to give investors exposure to indices and risks which were otherwise not available to them. For example, U.S. fund managers restricted to dollar-denominated instruments issued by an agency of the U.S. government, but who sought exposure to the yen, might have purchased a Sallie Mae structured note, paying, in dollars, a coupon linked by some formula to the dollar/yen exchange rate. The coupon attached to a structured note could depend on a wide variety of indices: U.S. or foreign interest rates, U.S. or foreign swap rates, foreign exchange rates or equity indices. The value of such a structured note is closely linked to the level of the relevant index (or indices). Moreover, the coupon may have an optional or contingent dependence on an index (or indices) increasing the complexity of any related hedge.

Options

The Fund may purchase and sell (“write”) options on equities on national and international securities exchanges and in the domestic and international OTC market. The Fund may also enter into interest rate caps (i.e., call options on interest rates). The seller (“writer”) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security, plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option. If the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

The writer of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the value of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. If the buyer of the call sells short the underlying security, the loss on the call will be offset, in whole or in part, by any gain on the short sale of the underlying security. Options may be cash settled, settled by physical delivery or by entering into a closing purchase or closing sale transaction. In entering into a closing purchase transaction, the Fund may be subject to the risk of loss to the extent that the premium paid for entering into such closing purchase transaction exceeds the premium received when the option was written.

Stock Index and Market Options

The Fund may also purchase and sell call and put options on stock indices and ETFs listed on national securities exchanges or traded in the OTC market for the purpose of realizing its investment objective or for the purpose of hedging its portfolio. A stock index or ETF fluctuates with changes in the market values of the stocks included in the index or ETF. The effectiveness of purchasing or writing stock index or ETF options for hedging purposes will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock indices or ETFs selected. Because the value of an index or ETF option depends upon movements in the level of the index or ETF rather than the price of a particular stock, whether the Fund will realize gains or losses from the purchase or writing of options on indices or ETFs depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices or ETFs, in an industry or market segment, rather than movements in the price of particular stocks. Accordingly, successful use by the Fund of options on stock indices or ETFs will be subject to the ability of the Advisors to correctly predict movements in the direction of the stock market generally or of particular industries or market segments. This requires different skills and techniques than predicting changes in the price of individual stocks.

Credit Derivative Transactions

As part of its investment strategy, the Fund may enter into credit derivative transactions. Credit derivatives are transactions between two parties which are designed to isolate and transfer the credit risk associated with a third-party (the “reference entity”). Credit derivative transactions in their most common form consist of credit default swap transactions under which one party (the “credit protection buyer”) agrees to make one or more fixed payments in exchange for the other party’s (the “credit protection seller”) obligation to assume the risk of loss if an agreed-upon “credit event” occurs with respect to the reference entity. Credit events are specified in the contract and are intended to identify the occurrence of a significant deterioration in the creditworthiness of the reference entity (mainly a default on a material portion of its outstanding obligations, a bankruptcy or a restructuring of its debt). Upon the occurrence of a credit event, credit default swaps may be cash settled (either directly or by way of an auction) or physically settled. If the transaction is cash settled, the amount payable by the credit protection seller following a credit event will usually be determined by reference to the difference between the nominal value of a specified obligation of the reference entity and its market value after the occurrence of the credit event (which sometimes may be established in an industry-wide auction process). If the transaction is physically settled, the credit protection buyer will deliver an obligation of the reference entity that is either specified in the contract or the general characteristics are described therein to the credit protection seller in return for the payment of its nominal value. Credit derivatives may be used to create an exposure to the underlying asset or reference entity, to reduce existing exposure or to create a profit through trading differences in their buying and selling prices. There are a number of uncertainties in the tax laws relating to credit default swaps. There can be no assurance that the characterization adopted by the Fund with respect to a particular credit default swap will be respected by the Internal Revenue Service (the “IRS”) or a court, and any recharacterization by the IRS, if successful, could adversely affect the Shareholders’ investments in the Fund.

Credit derivative transactions are an established feature of the financial markets and both the number of participants and range of products available have significantly increased over the years. Credit derivative transactions dependent upon credit events are priced incorporating many variables including the pricing and volatility of the common stock of the reference entity, potential loss upon default by the reference entity on any of its obligations, and the shape of the U.S. Treasury Market curve, among other factors. As such, there are many factors upon which market participants may have divergent views. Additionally, credit derivatives may require the posting of collateral. A bankruptcy of the collateral holder may result in losses to the extent posted collateral exceeds the obligations of the pledging party under the credit derivative transaction.

Transactions in certain derivatives are subject to trading and clearing on a U.S. national exchange and clearinghouse and to regulatory oversight, while other derivatives are subject to risks of trading in the “over-the-counter” (“OTC”) markets or on non-U.S. exchanges. Certain credit index derivatives are currently required to be traded on a Swap Execution Facility (“SEF”) and cleared through a registered clearinghouse. For swaps that are cleared through a clearinghouse, the Fund will face the clearinghouse as legal counterparty and will be subject to clearinghouse performance and credit risk. Clearinghouse collateral requirements may differ from and be greater than the collateral terms negotiated with derivatives counterparties in the OTC market, and U.S. regulators have discretion to set collateral requirements for trades that are not cleared through a clearinghouse. OTC derivative dealers will be required to post margin to the clearinghouse through which they clear their customers’ trades instead of using such margin in their operations, as they historically were allowed to do. This will further increase the dealers’ costs, which costs are expected to be passed through to other market participants in the form of higher fees and less favorable dealer marks. In addition, the Fund’s assets are also subject to the risk of the failure of any of the exchanges on which its positions trade or of its clearinghouses or counterparties.

Swap Agreements

The Advisors may enter into swap agreements on behalf of the Fund. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if an Advisor determines that other forms are consistent with the Fund’s investment objectives and policies.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, then the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses by the Fund.

Total Return Swaps

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total return swaps are credit risk (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

Clearing Houses, Counterparties or Exchange Insolvency

The liquidity of a secondary market in derivatives is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or other disruptions of normal trading activity, including prime brokers refusing to clear or settle any trade.

Hedging Transactions

The markets in which the Fund may invest are subject to fluctuations, and the market value of any particular investment may be subject to substantial variation. The entire market, or particular securities traded on a market, may decline even if earnings or other factors improve since the prices of securities are subject to numerous economic, political, procedural and other factors that have little or no correlation to the performance of a particular company. The Fund may utilize a variety of financial instruments, such as derivatives, exchange-traded funds, options, shorting securities, interest rate swaps, caps and floors, futures and forward contracts, both for investment purposes and for risk management purposes. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it has not engaged in any such hedging transaction. The Advisors may determine not to hedge a position and may not identify appropriate risks to hedge. Moreover, it should be noted that the Fund’s portfolios will always be exposed to certain risks that cannot be hedged. In connection with a hedging transaction, the Fund may be required to allocate funds or provide a credit line to be used as collateral for the margin capital of the hedge. Such a requirement would tie up a portion of the Fund’s capital that could otherwise have been available for investment or for use in segregation in respect of certain derivative transactions engaged in by the Fund. This could cause the Fund to be less invested in its core investment strategy than it would have been absent such hedging transaction, and could possibly result in an adverse effect on the overall returns of the Fund.

Convertible Hedging

If the market price of the underlying common stock increases above the conversion price on a convertible security, the price of the convertible security will increase. The Fund’s increased liability on any outstanding short position would, in whole or in part, reduce this gain.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. A convertible security may be subject to withdrawal at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund.

Contingent Convertibles Securities

Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•	Loss absorption risk. CoCos have no stated maturity and have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•	Market value will fluctuate based upon unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Synthetic Convertible Instruments

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Covered Call Writing

As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security, covering the call option above the sum of the premium and the exercise price of the call.

Forward Trading

The Fund may invest in forward contracts and options thereon, which, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward contracts may be entered into, for among other reasons, to hedge exchange risk exposure. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by government authorities might also limit such forward (and futures) trading to less than that which the Advisors would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in material losses to the Fund.

Futures Transactions

Futures transactions involve the execution and clearing of trades on an exchange, the laws and regulations of which will vary depending on the country in which the transaction occurs. The Fund may not be afforded certain protections, including the right to use domestic alternative dispute resolution procedures depending on the exchange on which it participates in futures transactions. Also, monies received to margin foreign futures transactions may not be provided the same protections in all jurisdictions. In addition, the price of any futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the exchange rate between the time the order is placed and the futures contract is liquidated or the option contract is liquidated or exercised.

Liquidity of Futures Contracts

The Fund may at some future time use futures as part of its investment program. The Advisors and their affiliates will determine and pursue all steps that are necessary and advisable to ensure compliance with the U.S. Commodity Exchange Act, as amended (the “CEA”), and the rules and regulations promulgated thereunder. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. OTC instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses. In addition, the U.S. Commodity Futures Trading Commission (“CFTC”) and various exchanges impose speculative position limits on the number of positions that may be indirectly held or controlled in particular commodities.

Temporary Investments

For defensive purposes, during periods in which the Fund determines that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objective. During such periods, the Fund may invest all or a portion of its assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit-linked notes or repurchase agreements with respect to any of the foregoing. In addition, the Fund may also make these types of investments to comply with regulatory or contractual requirements, including with respect to leverage restrictions, or to keep cash fully invested pending the investment of assets. It is impossible to predict when, or for how long, the Fund will use these strategies. There can be no assurance that such strategies will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Other Derivatives

The Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments and certain other customized derivative instruments. In addition, the Fund may take advantage of opportunities with respect to certain other derivative instruments which are not presently contemplated for use by the Fund or which are currently not available. Derivative instruments contain much greater leverage than do non-margined purchases of the underlying instrument in as much as only a very small portion of the value of the underlying instrument is required to be deposited as collateral in order to effect such investments. If the counterparty to such a swap defaults, the Fund would lose any collateral deposits made with the counterparty in addition to the net amount of payments that it is contractually entitled to receive under the swap. Many derivatives instruments are traded on a principal to principal basis, in which performance with respect to such instruments is the responsibility of only the parties to the contract, and not of any exchange or clearinghouse. As a result, many of the protections afforded to participants on organized exchanges and in a regulated environment are not available in connection with these transactions and the Fund will be subject to counterparty risk relating to the inability or refusal of a counterparty to perform such derivatives contracts. If the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Fund. Other risks may include market risk, liquidity risk, legal risk and operations risk. Special risks may apply to instruments which are invested in by the Fund in the future which cannot be determined at this time or until such instruments are developed or invested in by the Fund. For example, such derivative instruments are expected to be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. If the Fund seeks to participate through the use of such derivative instruments, the Fund will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying securities or financial instruments. Accordingly, the Fund will not participate in matters submitted to a vote of the shareholders. In addition, the Fund may not receive all of the information and reports to shareholders that the Fund would receive with a direct investment. Further, the Fund will pay the counterparty to any such derivative instrument structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund. Finally, certain aspects of the appropriate U.S. federal income tax treatment of such derivative instruments are uncertain and, the Fund’s U.S. federal income tax treatment of such instruments may prove to be not supported.

Recent financial reform legislation may require the Fund to comply with margin requirements and with certain clearing and trade-execution requirements in connection with its derivative activities, although the full application of those provisions is uncertain at this time. The financial reform legislation may also require the counterparties to the Fund’s derivative instruments to spin off some of their derivatives activities to a separate entity, which may not be as creditworthy as the Fund’s current counterparty. The new legislation and any new regulations could significantly increase the cost of derivative contracts (including through requirements to post collateral which could adversely affect the Fund’s available liquidity), materially alter the terms of derivative contracts, reduce the availability or desirability of derivatives, reduce the ability to monetize or restructure existing derivative contracts, and increase the Fund’s exposure to less creditworthy counterparties. In particular, the Dodd-Frank Act amendments to the Advisers Act require a large proportion of transactions in the derivatives markets to be conducted on a SEF. The impact of the SEFs on transaction liquidity and pricing cannot be determined at this time. Currently, the clearing mandate applies to certain interest rate and credit index swaps, as discussed above (see “Credit Derivative Transactions”).

Swaps that are not cleared through registered clearinghouses are potentially subject to regulations including increased mandatory margin requirements without the benefit of protections afforded to participants in cleared swaps (e.g., centralized counterparty, guaranteed funds and customer asset segregation). Price movements of futures and options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of futures, options and swap agreements also depends upon the price of the commodities underlying them. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives trading.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices. The final rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception included in the final rule. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding use of securities lending collateral that may limit the Fund’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. Currently, neither the Fund nor the Advisors can predict the effects of the final rule or future related regulatory interpretations on the Fund’s portfolio. The Advisors intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Highly Volatile Markets

The prices of the Fund’s investments, including, without limitation, all derivative instruments (including option prices), government bonds and commodities contracts, can be highly volatile. Price movements of forward and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in government bonds, currencies, financial instruments and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

Risks Associated with the Fund and the Advisors

No Operating History

The Fund is a new company with no operating history, and as a result, the Fund has minimal financial information on which investors can evaluate an investment in the Fund or prior performance. Investors must rely on the Advisors to implement the Fund’s investment policies, to evaluate all of the Fund’s investment opportunities and to structure the terms of the Fund’s investments rather than evaluating the Fund’s investments in advance. Because investors are not able to thoroughly evaluate the Fund’s investments in advance of acquiring shares, the offering of shares may entail more risk than other types of offerings. This additional risk may hinder investors’ ability to achieve their own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives. Additionally, the results of any other businesses or companies that have or have had an investment objective that is similar to, or different from, the Fund’s investment objective are not indicative of the results that the Fund may achieve. The Fund expects to have a different investment portfolio from other businesses or companies. Accordingly, the Fund’s results may differ from and are independent of the results obtained by such businesses or companies. Moreover, past performance is no assurance of future returns.

The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of investors’ investments could decline substantially or that investors’ investments could become worthless. The Advisors anticipate that it could take some time to invest substantially all of the capital expected to be raised due to market conditions generally and the time necessary to identify, evaluate, structure, negotiate and close suitable investments in private middle market companies. In order to comply with the RIC diversification requirements during the startup period, the Fund may invest proceeds in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment, which may earn yields substantially lower than the interest, dividend or other income that the Fund seeks to receive in respect of suitable portfolio investments. The Fund may not be able to pay any significant distributions during this period, and any such distributions may be substantially lower than the distributions expected to be paid when the Fund’s portfolio is fully invested. The Fund will pay a Management Fee to Calamos throughout this interim period irrespective of the Fund’s performance. If the Management Fee and other expenses exceed the return on the temporary investments, the Fund’s returns could be negatively impacted.

Expedited Investment Decisions

Investment analyses and decisions by the Advisors may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Advisors may be limited. Therefore, no assurance can be given that the Advisors will have knowledge of all circumstances that may adversely affect an investment. In addition, the Advisors may rely upon independent consultants and other sources in connection with its evaluation of proposed investments, and no assurance can be given as to the accuracy or completeness of the information provided by such independent consultants or other sources or to the Fund’s right of recourse against it in the event errors or omissions occur.

Senior Management Personnel of the Advisors

Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Advisors. Each Advisor evaluates, negotiates, structures, executes, monitors and services certain of the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Advisors and their respective applicable senior management teams responsible for the Fund’s investment strategy. The departure of any members of the Advisors’ respective senior management teams with responsibility for the Fund’s applicable investment strategy could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Advisors’ ability to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. The Advisors’ capabilities in managing the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Advisors may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Advisors may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

In addition, the Investment Advisory Agreement and Sub-Advisory Agreement has termination provisions that allow the parties to terminate the agreements without penalty. The Investment Advisory Agreement and the Sub-Advisory Agreement may be terminated at any time, without penalty, by the applicable Advisor upon 60 days’ notice to the Fund. If any such agreement is terminated, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for the Fund to replace Calamos and/or the Sub-Advisor, as the case may be. Furthermore, the termination of either of these agreements may adversely impact the terms of the Fund’s or its subsidiaries’ financing facilities or any financing facility into which the Fund or its subsidiaries may enter in the future, which could have a material adverse effect on the Fund’s business and financial condition.

Reliance on Projections; Valuation Models

The Fund may rely upon projections developed by the Advisors concerning future performance and cash flow. Projections are inherently subject to uncertainty and factors beyond the control of the Advisors. The inaccuracy of certain assumptions, the failure to satisfy certain financial requirements and the occurrence of other unforeseen events could impair the ability of loan collateral to realize projected values and cash flow. Further, an Advisor’s strategies may be based, in part, on valuation and similar models that it has developed over time. Numerous firms commit substantial resources to the updating and maintenance of existing models as well as the development of new models. As market dynamics shift over time, a previously highly successful model may become outdated. There can be no assurance that an Advisor will be successful maintaining effective models.

Key Personnel Risk

The Advisors depend on the diligence, skill and network of business contacts of each of the other Advisors’ professionals. Calamos also depends on access to the applicable investment professionals within the Sub-Advisor and the information and deal flow that may be generated by these investment professionals in the course of their investment and portfolio management activities related to the Fund. The Fund’s success depends, in part, on the continued service of such personnel. The investment professionals associated with each Advisor are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The departure of any of the senior managers of any Advisor with responsibility for the Fund’s applicable investment strategies could have a material adverse effect on the Fund’s ability to achieve its investment objective. Individuals not currently associated with an Advisor may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals. In addition, there is no assurance that Calamos will remain the Fund’s investment advisor, that the Sub-Advisor will remain as the Fund’s sub-advisor or that any Advisor will continue to have access to the investment professionals and partners with responsibility for the Fund’s applicable investment strategy and the information and deal flow generated by such investment professionals.

Tax

The Fund may invest in certain securities, such as certain convertible and high yield securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the IRS. It could be more difficult for the Fund to comply with the federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments were successfully challenged by the IRS.

Cyber Security

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment vehicles such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial-of-service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyberattacks against, or security breakdowns of, the Fund, Calamos, the Sub-Advisor, the Fund’s custodian and/or other third party service providers may adversely impact the Fund or the Shareholders. For instance, cyber-attacks may interfere with the processing of Shareholder transactions, impact the Fund’s ability to value its assets, cause the release of private Shareholder information or confidential information of the Fund, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may also incur substantial costs for cyber security risk management in order to prevent any cyber incidents in the future. The Fund and the Shareholders could be negatively impacted as a result. While the Fund or the Fund’s service providers have established business continuity plans and systems designed to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment therein to lose value.

Shares Not Listed; No Market for Shares

The Fund has been organized as a closed-end management investment company. CEFs differ from open-end management investment companies (commonly known as mutual funds) because investors in a CEF do not have the right to redeem their shares on a daily basis. Unlike most CEFs, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical CEF, is not a liquid investment.

Closed-end Interval Fund; Liquidity

The Fund is a diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. CEFs differ from open-end management investment companies, commonly known as mutual funds, in that investors in a CEF do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Competition for Investment Opportunities

The Fund competes for investments with other CEFs and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and may have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a CEF.

The Advisors may determine that an investment is appropriate both for the Fund and for one or more other funds or accounts. In such event, depending on the availability of such investment and other appropriate factors, the Advisors may determine that the Fund should invest on a side-by-side basis with one or more other funds. The Fund may make all such investments subject to compliance with applicable laws and regulations and interpretations thereof by the SEC and its staff. In certain circumstances, negotiated co-investments may be made only if an exemptive order has been received from the SEC permitting such investment. Exemptive relief is being sought that will permit the Fund and certain present and future funds advised by the Sub-Advisor or investment advisers controlling, controlled by or under common control with the Sub-Advisor to co-invest in suitable negotiated investments. Co-investments made under the exemptive relief are subject to compliance with the conditions and other requirements contained in the exemptive relief, which could limit the Fund’s ability to participate in a co-investment transaction. There can be no assurance that any such exemptive order will be obtained.

Investment Performance of the Fund and Other Investment Vehicles May Vary Significantly

The Advisors and their affiliates have established, and expect to continue to establish, additional companies, partnerships or other entities, pooled investment vehicles for multiple investors, funds, separate accounts, and other entities that may have, in whole or in part, investment objectives and strategies that may be similar to or overlap with those of the Fund (collectively, “Other Investment Vehicles”). The Fund may at times compete with the Other Investment Vehicles for certain investments and the returns of each of the Other Investment Vehicles will likely differ materially from the returns of the Fund.

The results of the investment activities of the Fund may differ significantly from the results achieved by the Advisors for their own benefit and from the results achieved by Other Investment Vehicles based on the investment strategies employed by such investors.

Subject to applicable law, including the 1940 Act, Other Investment Vehicles may invest alongside the Fund. In allocating any investment opportunities, the Advisors will take into account numerous factors including factors specific only to such Other Investment Vehicles, in their discretion. Any such investments made alongside the Fund may or may not be in proportion to the relevant commitments of the investing parties and, subject to applicable law, may involve different terms and fee structures than those of the Fund. As a result, investment returns may vary materially among the Fund and Other Investment Vehicles that invest alongside the Fund. In certain circumstances, negotiated co-investments may be made only if the Fund has received an exemptive order from the SEC permitting such investment. The Fund has applied for such an exemptive order, which may or may not be granted. This could reduce the amount of transactions in which the Fund can participate and make it more difficult for the Fund to implement its investment objective.

“Best-Efforts” Offering

This offering is being made on a best efforts basis, whereby the Distributor is only required to use its best efforts to sell the Shares and has no firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum offering amount is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base.

Inadequate Return

No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in its Shares.

Inadequate Network of Broker-Dealer

The success of the Fund’s continuous public offering, and correspondingly the Fund’s ability to implement its investment objective and strategies, depends upon the ability of the Distributor to establish, operate and maintain a network of selected broker-dealers to sell the Shares. If the Distributor fails to perform, the Fund may not be able to raise adequate proceeds through the Fund’s continuous public offering to implement the Fund’s investment objective and strategies. If the Fund is unsuccessful in implementing its investment objective and strategies, an investor could lose all or a part of his or her investment in the Fund.

Repurchase Offers

As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV on a quarterly basis. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Share Repurchase Program.”

Distribution Payment

The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to Shareholders. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the Shares. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

Fund Distribution Policy

The Fund intends to make regular distributions. Currently, in order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income to the extent consistent with maintaining its ability to be subject to tax as a “regulated investment company” under the Code, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital, which would reduce the NAV of the Shares and, over time, potentially increase the Fund’s expense ratio. If a distribution constitutes a return of capital, it means that the Fund is returning to Shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.

There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a Shareholder’s tax basis in such Shareholder’s Shares. When a Shareholder sells Shares, the amount, if any, by which the sales price exceeds the Shareholder’s tax basis in Shares may be treated as a gain subject to tax. Because a return of capital reduces a Shareholder’s tax basis in Shares, it generally will increase the amount of such Shareholder’s gain or decrease the amount of such Shareholder’s loss when such Shareholder sells Shares. To the extent that the amount of any return of capital distribution exceeds a Shareholder’s tax basis in Shares, such excess generally will be treated as gain from a sale or exchange of the Shares.

If the Fund elects to issue preferred Shares and/or notes or other forms of indebtedness, its ability to make distributions to its Shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund’s preferred Shares, notes or other indebtedness.

Anti-Takeover

The Declaration of Trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire it. Subject to the limitations of the 1940 Act, the Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred Shares; and the Board may, without Shareholder action, make certain amendments to the Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.

Portfolio Turnover

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the Fund and, ultimately, Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional and custodial expenses that are borne by the Fund.

MANAGEMENT OF THE FUND

Trustees

Pursuant to the Declaration of Trust and bylaws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of [six] members, [four] of whom are considered Independent Trustees and [two] of whom are Interested Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Statement of Additional Information provides additional information about the Trustees.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s management and operations. After an initial two-year term, the Board will review on an annual basis the Investment Advisory Agreement and the Sub-Advisory Agreement to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.

The Advisor and Sub-Advisor

Calamos, an investment advisor registered with the SEC under the Advisers Act, serves as the Fund’s investment advisor. HCM, an investment advisor registered with the SEC under the Advisers Act, serves as the Fund’s investment sub-advisor.

Team Approach to Management

Calamos employs a “team of teams” approach to portfolio management, led by the Global Chief Investment Officer (“CIO”) and CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies.

The combination of specialized investment teams with cross team collaboration results in what Calamos calls its team of teams approach. This team of teams approach is further reflected in the composition of Calamos’ Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate. The structure and composition of the Investment Committee results in a number of benefits, as it:

•	Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•	Promotes collaboration between teams; and

•	Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•	Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

•	Establish firm-wide secular and cyclical themes for review.

•	Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•	Review firm-wide, portfolio and individual security liquidity constraints.

•	Evaluate firm-wide and portfolio investment performance.

•	Evaluate firm-wide and portfolio hedging policies and execution.

•	Evaluate enhancements to the overall investment process.

Investment Personnel

Investment sourcing and investment decisions are primarily the responsibility of [ ] portfolio managers, [ ]. The Fund is also supported by the Allocation Committee.

Below is biographical information relating to [ ] and the other voting members of the Allocation Committee:

[    ]

Control Persons and Principal Holders of Securities

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of [ ], 2021, [ ] owned approximately [ ]% of the voting securities of the Fund. For so long as [ ] has a greater than 25% interest in the Fund, they respectively may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

Administrative Services

Pursuant to the Administration Agreement with [ ], the Administrator furnishes the Fund with clerical, bookkeeping and record keeping services. The Administrator also performs, or oversees the performance of, certain of the Fund’s required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s Shareholders and reports filed with the SEC. In addition, the Administrator generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. The Administration Agreement may be terminated by either party without penalty upon [ ] days’ written notice to the other party prior to the initial term or renewal date.

Indemnification

[The Investment Advisory Agreement and Sub-Advisory Agreement provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Calamos, the Sub-Advisor, their respective members and officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any of them are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance of any of their respective duties or obligations under the Investment Advisory Agreement and Sub-Advisory Agreement or otherwise as an investment advisor or investment sub-advisor of the Fund.]

Custodians, Distribution Paying Agent, Transfer Agent and Registrar

[ ], which has its principal office at [ ], serves as custodian for the Fund.

[ ], which has its principal office at [ ], serves as the Fund’s distribution paying agent, transfer agent and registrar.

FUND EXPENSES

The Advisors bear all of their own costs incurred in providing investment advisory and sub-advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund.

Expenses borne directly by the Fund include:

•	corporate, organizational and offering costs relating to offerings of Shares;

•	the cost of calculating the NAV of Shares, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of Shares and other securities;

•	the Management Fee;

•	the Distribution Fee and/or Shareholder Servicing Fee;

•	investment related expenses (e.g., expenses that, in the Advisors’ discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expense, line of credit fees, dividends on securities sold but not yet purchased, margin fees, investment related travel and lodging expenses and research-related expenses, professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

•	transfer agent and custodial fees;

•	Distributor costs;

•	fees and expenses associated with marketing efforts;

•	federal and any state registration or notification fees;

•	federal, state and local taxes;

•	costs incident to payment of dividends or distributions by the Fund;

•	costs associated with the Fund’s share repurchase program;

•	fees and expenses of Trustees not also serving in an executive officer capacity for the Fund or Calamos, including dues and expenses incurred in connection with membership in investment company organizations;

•	the costs of preparing, printing and mailing reports and other communications, including repurchase offer correspondence or similar materials, to Shareholders;

•	fidelity bond, Trustees and officers errors and omissions liability insurance and other insurance premiums;

•	broken deal expenses (including, without limitation, research costs, fees and expenses of legal, financial, accounting, consulting or other advisors in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction);

•	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund or the Independent Trustees of the Fund);

•	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

•	any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares, including, but not limited to, costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisors and third-party due diligence providers;

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002;

•	all other expenses incurred by the Fund in connection with administering the Fund’s business, including expenses by [ ] for performing administrative services for the Fund, subject to the terms of the Administration Agreement; and

•	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Except as otherwise described in this prospectus, Calamos and the Sub-Advisor will be reimbursed by the Fund, as applicable, for any of the above expenses that they pay on behalf of the Fund.

Expense Limitation Agreement

Calamos, the Sub-Advisor and the Fund have entered into the Expense Limitation Agreement under which Calamos and the Sub-Advisor have agreed contractually for a one-year period from the date of this prospectus to reimburse certain expenses incurred in connection with the business of the Fund, calculated and reimbursed on a Class-by-Class basis in respect of each of Class A and Class I, including organizational and certain offering expenses, with the exception of (i) the Management Fee, (ii) the Shareholder Servicing Fee, (iii) the Distribution Fee, (iv) brokerage costs, (v) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Advisors), to the extent that such expenses exceed [ ]% of the month-end NAV of such Class (the “Expense Cap”).

In consideration of Calamos’s and the Sub-Advisor’s agreement to reimburse certain of the Fund’s operating expenses, the Fund has agreed to repay Calamos and the Sub-Advisor an Advisor Recoupment in respect of each of Class A and Class I subject to the limitation that a reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by Calamos or the Sub-Advisor; and (ii) the Advisor Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such Class. The Advisor Recoupment for a class of Shares will not cause Fund expenses in respect of that class to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. The Expense Limitation Agreement will remain in effect for a one-year period from the date of this prospectus, unless and until the Board approves its modification or termination. See “Fund Expenses.”

Organization and Offering Costs

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by Calamos and the Sub-Advisor on behalf of the Fund.

The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by Calamos and the Sub-Advisor on behalf of the Fund will be recorded as a Payable for offering costs in the Consolidated Statement of Assets and Liabilities and accounted for as a deferred charge until commencement of operations. Thereafter these initial offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

All organizational and offering costs of the Fund paid by Calamos and the Sub-Advisor shall be subject to the Advisor Recoupment.

MANAGEMENT FEE

Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by Calamos to the Fund, Calamos is entitled to a Management Fee. The Management Fee is calculated daily and payable quarterly in arrears based on the Fund’s average daily net assets at an annual rate of [ ]%.

Pursuant to the Sub-Advisory Agreement, Calamos pays the Sub-Advisor a sub-advisory fee calculated daily and payable quarterly in arrears at an annual rate of [ ]% of the Fund’s average daily net assets managed by the Sub-Advisor during the relevant calculation period.

Approval of the Investment Advisory Agreement and Sub-Advisory Agreement

Board approval of the Investment Advisory Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services provided by Calamos under the Investment Advisory Agreement; (ii) comparative information with respect to advisory fees and other expenses paid by other comparable investment companies; and (iii) information about the services performed by Calamos and the personnel of Calamos providing such services under the Investment Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first annual or semi-annual report on Form N-CSR. The Investment Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: (i) by the Board; (ii) by vote of a majority of the outstanding voting securities of the Fund; or (iii) by Calamos. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

Board approval of the Sub-Advisory Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services provided by HCM under the Sub-Advisory Agreement; (ii) comparative information with respect to advisory fees and other expenses paid by other comparable investment companies; and (iii) information about the services performed by HCM and the personnel of HCM providing such services under the Sub-Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report on Form N-CSR. The Sub-Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: (i) by the Board; (ii) by vote of a majority of the outstanding voting securities of the Fund; or (iii) by HCM. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

DETERMINATION OF NET ASSET VALUE

In accordance with the procedures adopted by the Board, the NAV per share of the Fund’s outstanding Shares of beneficial interest is determined, on a class-specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding. The Fund’s NAV per share shall be calculated on each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) or such other times as the NYSE or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend.

Calamos conducts the valuation of the Fund’s assets, pursuant to which net asset value shall be determined, at all times consistent with US GAAP and the 1940 Act. The Board, with the assistance of the Audit Committee, determines the fair value of the Fund’s assets on at least a quarterly basis, in accordance with the terms of FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”). The valuation procedures are set forth in more detail below.

ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same—to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

The three-level hierarchy for fair value measurement is defined as follows:

Level 1 — inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. Calamos does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 — inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain OTC derivatives where the fair value is based on observable inputs.

Level 3 — inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately held entities, non-investment grade residual interests in securitizations, CLOs, and certain OTC derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. Calamos’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

Calamos values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. Calamos values liquid securities/instruments that are not traded in an active market using a mid-price determined by an approved independent pricing vendor.

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio. The Board has delegated authority to Calamos to engage one or more independent valuation firms to fair value the Fund’s Level 3 investments. A retained independent valuation firm will have expertise in complex valuations associated with alternative investments and utilize a variety of techniques to calculate a security’s/instrument’s valuation. The valuation approach may vary by security/instrument but may include comparable public market valuations, comparable transaction valuations and discounted cash flow analyses. All factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered.

If Calamos reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, Calamos’s Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination. The Valuation Committee is made up of individuals affiliated with [ ]. As an interval fund, the Fund is required to calculate a weekly NAV. However, because the Fund’s Shares are offered on a daily basis, the Fund intends to publicly report on its website its daily NAV per Share. The Board is responsible for overseeing the determination, in good faith, of the fair value of the Fund’s portfolio investments. The Sub-Advisor shall provide assistance to Calamos and the Board with respect to the valuation of the Fund’s assets; Calamos and the Board are responsible for the accuracy, reliability or completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.

CONFLICTS OF INTEREST

The Fund’s executive officers and Trustees, and the employees and personnel of the Advisors, serve or may serve as officers, trustees or principals of affiliates of the Advisors, Other Investment Vehicles that operate in the same or a related line of business as the Fund or of other Calamos- or HCM-advised funds. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Investment Vehicles, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether owned, managed or sponsored by affiliates or the Advisors), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Investment Vehicles have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees and personnel of the Advisors and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to Other Investment Vehicles.

The Advisors are entities in which certain of the Fund’s Trustees, officers, employees and personnel of the Advisors and members of the Allocation Committee may have indirect ownership and/or economic interests. Certain of the Fund’s Trustees and officers, employees and personnel of the Advisors and members of the Allocation Committee also serve as officers or principals of other investment managers affiliated with the Advisors that currently, and may in the future, manage Other Investment Vehicles. In addition, certain of the Fund’s officers, Trustees, employees and personnel of the Advisors and members of the Allocation Committee serve or may serve as officers, trustees or principals of entities that operate in the same or related line of business as the Fund does or of Other Investment Vehicles. Accordingly, the Fund may not be made aware of and/or given the opportunity to participate in certain investments made by investment funds managed by the Advisors or their affiliates. However, the Advisors intend to allocate investment opportunities in a fair and equitable manner in accordance with the Advisors’ investment allocation policies, consistent with each Other Investment Vehicles’ investment objective and strategies and legal and regulatory requirements.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Investment Vehicles. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates of Calamos or the Sub-Advisor achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Calamos or Sub-Advisor affiliates for their proprietary accounts and/or Other Investment Vehicles under their management may also limit the investment opportunities for the Fund in certain markets.

The Advisors, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Advisors and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Advisors may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Advisors or their affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Advisor affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

Applicable law, including the 1940 Act, may at times prevent the Fund from being able to participate in investments that it otherwise would participate in and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment, in each case, in order to comply with applicable law.

The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Advisors or other funds managed by the Advisors or their respective affiliates. The Fund is also not permitted to make any co-investments with the Advisors or their affiliates (including any fund managed by the Sub-Advisor or its affiliates) without exemptive relief from the SEC, subject to certain exceptions. The Fund has applied for exemptive relief that would permit the Fund and certain present and future funds advised by the Sub-Advisor or investment advisers controlling, controlled by or under common control with the Sub-Advisor to co-invest in suitable negotiated CRE investments. Co-investments made under the exemptive relief are subject to compliance with the conditions and other requirements contained in the exemptive relief, which could limit the Fund’s ability to participate in a co-investment transaction.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Advisors nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Advisors or their affiliates in evaluating the Fund’s creditworthiness.

Each of the Advisors is paid a fee based on a percentage of the Fund’s net assets. Certain of the Other Investment Vehicles pay the Advisors or their affiliates different performance-based compensation, which could create an incentive for the Advisors or their affiliates to favor such investment fund or account over the Fund.

By reason of the various activities of the Advisors and their affiliates, the Advisors and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Advisors have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Advisors believe such voting decisions to be in accordance with its fiduciary obligations.

SHARE REPURCHASE PROGRAM

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV on a quarterly basis. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only 5% of its outstanding Shares. Quarterly repurchases shall occur no later than two calendar quarters after the Fund’s initial effective date. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice will be sent to Shareholders at least 21 calendar days before the Repurchase Request Deadline; however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The Board will establish the Repurchase Request Deadline for each Repurchase Offer, but such date may be revised by the Fund’s officers, in their sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it. The NAV will be calculated no later than the Repurchase Pricing Date, which will be no later than 14 calendar days after the Repurchase Request Deadline or the next business day if the fourteenth day is not a business day. The Fund’s NAV may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

Determination of Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be between 5% and 25% of the total number of Shares outstanding on the Repurchase Request Deadline. Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV on a quarterly basis.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Notice to Shareholders

No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each Shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment. The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the Shares will be the Fund’s NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call [ ] to learn the NAV. The Shareholder Notification also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Shareholders may withdraw or modify their request to tender their Shares for repurchase at any time prior to the Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven calendar days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Percentage Limitations

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower or issuer distributes equity securities incident to the purchase or ownership of a loan or fixed-income instrument or in connection with a reorganization of a borrower or issuer.

Suspension or Postponement of Repurchase Offers

The Fund may postpone or suspend Repurchase Offers. A postponement or suspension may occur only if approved by a vote of a majority of the Board, including a majority of the Independent Trustees. The Fund or your Financial Intermediary will send you a notice if there is a suspension or postponement of a Repurchase Offer and if a Repurchase Offer is renewed after a suspension or postponement. A suspension or postponement may be done only in limited circumstances. These circumstances include the following:

•	The repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code;

•	During an emergency that makes it impractical for the Fund to dispose of securities it owns or to determine the NAV of the Fund’s Shares;

•	During other periods that the SEC permits the suspension or postponement of offers by the Fund for the protection of its Shareholders; or

•	During any period in which the NYSE or any other market on which the Fund’s portfolio securities are traded is closed (other than customary weekend or holiday closings) or trading in those markets is restricted.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act, as amended, and on the Declaration of Trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act, as amended, and the Declaration of Trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus forms a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest, par value [$0.001] per share. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

Shares

Under the terms of the Declaration of Trust, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution, subject to any preferential rights of holders of the Fund’s outstanding preferred Shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders. Investors may buy Shares of the Fund through Financial Intermediaries. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Please consult your financial firm for additional information.

If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.

The Fund accepts initial and additional purchases of Shares on a daily basis. The investor must submit a completed account application form five business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds three business days prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following day.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account by [ ] prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any application. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

By Mail — Initial Investment

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Calamos Hunt Alternative Income Fund to:

Overnight: Calamos Hunt Alternative Income Fund [ ]	Regular Mail: Calamos Hunt Alternative Income Fund [ ]

The transfer agent must receive a completed account application from a Financial Intermediary before an investor wires funds. The Financial Intermediary may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at [ ] for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire, although the Fund will not accept payment by automated clearing house (ACH). The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE in accordance with the procedures described above. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

[ ]

[ ] as Agent for Calamos Hunt Alternative Income Fund

ABA #: [ ]

Account #: [ ]

Further Credit: Shareholder registration and account number

In compliance with the USA Patriot Act of 2001, [ ] will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Registered representatives/investment advisors may call the Fund at [ ] for additional assistance when completing an application.

If [ ] does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchase Terms

With respect to Class A Shares, the minimum initial investment is $[ ] for all accounts; subsequent investments may be made with at least $[ ]. With respect to Class I Shares, the minimum initial investment is $[ ] for all accounts; subsequent investments may be made with at least $[ ]. Financial Intermediaries may aggregate orders of Class I Shares to meet the $[ ] minimum initial investment so long as individual investors each invest at least $[ ]. The minimum initial purchase for Class I Shares by an investor is $[ ]. The Fund reserves the right to waive the investment minimum. The Fund may permit a Financial Intermediary to waive the initial minimum per shareholder for Class I Shares in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs; Financial Intermediaries with clients of a registered investment advisor (RIA) who have entered into an agreement to offer institutional shares through a no-load program or investment platform; and certain other situations deemed appropriate by the Fund. The Fund’s Class I Shares are offered for sale through its Distributor at NAV. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares.

The Fund’s Shares are offered for sale through its Distributor at NAV plus any applicable sales load. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares.

Investors purchasing Class A Shares will pay a sales load based on the amount of their net investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from [ ]% to [ ]%. A reallowance to participating broker-dealers may be made by the Distributor from the sales load paid by each investor.

You may be able to buy Class A Shares without a sales charge (i.e., “load-waived”) when you are:

•	reinvesting dividends or distributions;

•	purchasing Shares through a financial services firm that has a special arrangement with the Fund; or

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services.

The following sales loads apply to your reimbursement pursuant to the Expense Limitation Agreement (see “Expense Limitation Agreement”).

Preferred Shares and Other Securities

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred Shares, debt securities or other senior securities) by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred Shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred Shares could also be used as an anti-takeover device. Every issuance of preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred Shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred Shares.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

The Fund has entered into the Investment Advisory Agreement with Calamos. Calamos, with respect to the Fund, has entered into a Sub-Advisory Agreement with HCM. The Investment Advisory Agreement and the Sub-Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Calamos and the Sub-Advisor, respectively, are not liable for any error of judgment or mistake of law or for any loss the Fund suffers.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be no less than one and no more than 15, as determined in writing by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) from office with cause only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees).

Action by Shareholders

The Declaration of Trust provides that Shareholder action can be taken only at a meeting of Shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may make certain amendments to the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle Shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

TAX ASPECTS

The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and an investment in the Fund. The discussion below provides general tax information related to an investment in the Fund, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Shareholder that is a partner in a partnership holding Shares should consult the Shareholder’s personal advisors with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated for U.S. federal income tax purposes and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to Shareholders. To qualify as a RIC in any tax year, the Fund must, among other things, satisfy both a source of income test and asset diversification tests. The Fund will qualify as a RIC if (i) at least 90% of the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in shares or securities (or options and futures with respect to shares or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in shares and securities.

In addition, to maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to Shareholders (the “90% distribution requirement”). If the Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to Shareholders (including amounts that are reinvested pursuant to the DRP). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Fund does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to Shareholders. If the Fund makes such an election, each Shareholder will be required to report its share of such undistributed net capital gains attributed to the Fund as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a tax year.

As a RIC, the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years. For purposes of determining whether the Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains previously subject to U.S. federal income tax. Furthermore, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Fund generally intends to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of certain corporate Shareholders and may be eligible to be qualified dividend income in the case of certain non-corporate Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Some of the investments that the Fund is expected to make, such as investments in debt instruments having market discount and/or treated as issued with original issue discount (“OID”), may cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Fund’s investment company taxable income for the tax year it is accrued, the Fund may be required to make a distribution to Shareholders to meet the distribution requirements described above, even though the Fund will not have received any corresponding cash or property. The Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund expects to invest a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, and to minimize the risk that it becomes subject to U.S. federal income or excise tax.

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Fund. If at least 50% of the value of the Fund’s total assets at the close of each quarter of its tax year is represented by interests in other RICs, the Fund may elect to “pass-through” to Shareholders the foreign source amount of income deemed earned and the respective amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each Shareholder would be required to include in gross income, even though not actually received, each Shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Fund Shareholders, and which will be recognized by Fund Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

Some of the CLOs in which the Fund may invest may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs, PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in other CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.

The functional currency of the Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale of other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income subject to distribution to Fund Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute to qualify for tax treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Fund would not be able to distribute amounts considered dividends for U.S. federal income tax purposes, and any distributions during a tax year made by the Fund before such losses were recognized would be re-characterized as a return of capital to Fund Shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Fund Shareholder’s tax basis in Fund Shares.

If the Fund utilizes leverage through the issuance of preferred Shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Fund Shares. Limits on the Fund’s ability to pay dividends on Fund Shares may prevent the Fund from meeting the distribution requirements described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to the 4% excise tax. The Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Fund is precluded from making distributions on Fund Shares because of any applicable asset coverage requirements, the terms of preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the distribution requirements that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred Shares would be entitled to receive upon redemption or liquidation of such preferred Shares.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

The remainder of this discussion assumes that the Fund has qualified for and maintained its treatment as a RIC for U.S. federal income tax purposes and has satisfied the distribution requirements described above.

Taxation of U.S. Shareholders

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a Shareholder has owned Shares. The ultimate tax characterization of the Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s tax basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s tax basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRP will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the Shareholder’s account.

A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

It is expected that a substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund characterized as ordinary income for U.S. federal income tax purposes. In addition, gain derived by the Fund from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Fund at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with OID) will be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Shareholders.

Distributions made by the Fund to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and generally will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

If a person acquires Shares shortly before the record date of a distribution, the price of the Shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of the person’s investment in such Shares.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs (“Qualifying REIT Dividends”) and certain taxable income from publicly traded partnerships. The IRS has recently issued final regulations permitting a RIC to pass through to its shareholders Qualifying REIT Dividends eligible for the 20% deduction. However, the final regulations do not provide a mechanism for a RIC to pass through to its shareholders taxable income from publicly traded partnerships that would be eligible for such deduction.

Distributions paid by the Fund generally will be treated as received by a Shareholder at the time the distribution is made. However, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Fund makes such an election, the Shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. In this instance, however, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the calendar year in which the distribution was declared.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

Sale or Exchange of Shares

The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the Shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a Shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

In general, U.S. Shareholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the Shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate Shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate Shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.

The Fund (or if a U.S. Shareholder holds Shares through an intermediary, such intermediary) will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS, including the amount of distributions, if any, eligible for the preferential maximum rate generally applicable to long-term capital gains. Distributions paid by the Fund generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their Financial Intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. resident Shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Fund by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.

The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income that the Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder.

If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at the then-current rate (or a lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. Shareholder derives from the Fund is effectively connected with a U.S. trade or business of the non-U.S. Shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to the respective rate of withholding tax applicable to non-U.S. Shareholders.

A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a the applicable U.S. tax rate.

Furthermore, properly reported distributions by the Fund and received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Shares held through an intermediary, the intermediary may have withheld amounts even if the Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Under the Foreign Account Tax Compliance Act provisions of the Code, the Fund is required to withhold U.S. tax (at the applicable rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Fund. In those states or localities, entity-level tax treatment and the treatment of distributions made to Shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for Shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund or the Advisors will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with cause only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees). The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

Calamos Financial Services LLC, located at 2020 Calamos Court, Naperville, IL 60563, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at a price equal to the then-current NAV per share plus any applicable sales load. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of the Fund’s Shares. In reliance on Rule 415 under the 1933 Act, the Fund intends to offer its Shares, on a continual basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares but will use its best efforts to solicit orders for the purchase of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares.

The Advisors or their affiliates, in the Advisors’ discretion and from their own resources, may pay Additional Compensation to Financial Intermediaries in connection with the sale of Fund Shares. In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediary’s registered representatives, placement on a list of investment options offered by a Financial Intermediary, or the ability to assist in training and educating a Financial Intermediary. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by Shareholders introduced by the Financial Intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the Financial Intermediaries or financial institutions and for providing ongoing services in respect of clients with whom it has distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Advisors may reasonably request.

Purchasing Shares

Investors may purchase Shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by [ ]. The returned check and stop payment fee is currently:

$[ ] Amount Purchased	Sales Load as a % of Offering Price

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A Shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a Shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Exchanging Shares

Exchanges from one class of Shares to another class of Shares are generally not permitted. Upon request, the Fund may, in its discretion, permit a current Shareholder to exchange his or her shares to another class of Shares in a non-taxable transaction; provided that such Shareholder meets the requirements of the new Share class.

Share Class Considerations

When selecting a Share class, you should consider the following:

•	Sales Load as a % of Amount Invested
•	[ ]%
•	[ ]%
•	[ ]%

Each investor’s financial considerations are different. You should speak with your Financial Intermediary to help you decide which Share class is best for you. Not all Financial Intermediaries offer all classes of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Distribution and/or Shareholder Service Expenses

The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class A Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisors may reasonably request. Under the Distribution and Shareholder Services Plan, the Fund, with respect to Class A, may incur expenses on an annual basis equal to [ ]% of its average net assets attributable to Class A.

The Distribution and Shareholder Services Plan and the Distribution Plan each operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees.

DISTRIBUTIONS

The Fund intends to make a distribution on a quarterly basis to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses. The Fund intends to distribute each year all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all operating expenses of the Fund. The dividend rate may be modified by the Board from time to time.

To the extent that any portion of the Fund’s quarterly distributions are considered a return of capital to Shareholders, such portion would not be considered dividends for U.S. federal income tax purposes, and would represent a return of the amounts that such Shareholders invested. Although such return of capital distributions are not currently taxable to Shareholders, such distributions will have the effect of lowering a Shareholder’s tax basis in such Shares, and could result in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income (if any) undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board.

Each year, a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to Shareholders subject to IRS reporting. Fund ordinary distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

As discussed in the “Tax Aspects” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to Shareholders.

Dividend Reinvestment Plan

The Fund will operate under the DRP administered by [ ]. Pursuant to the DRP, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the DRP on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP by written instructions to that effect to [ ]. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [ ] by the Repurchase Request Deadline or the Shareholder will receive such Distribution in Shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a Distribution, [ ], on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

[ ] will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. [ ] will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. [ ] will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, [ ] will administer the DRP on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.

Neither [ ] nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Aspects.”

The Fund reserves the right to amend or terminate the DRP upon 60 days’ notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to [ ] at Calamos Hunt Alternative Income Fund. Certain transactions can be performed by calling the toll free number [ ].

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year is expected to end on December 31. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

INQUIRIES

Inquiries concerning the Fund and the Shares should be directed to the Fund at [ ].

Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Calamos Hunt Alternative Income Fund

SHARES OF BENEFICIAL INTEREST

PROSPECTUS

[ ], 2021

Preliminary Statement of Additional Information

Dated February 19, 2021

Subject to Completion

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

CALAMOS HUNT ALTERNATIVE INCOME FUND

SHARES OF BENEFICIAL INTEREST

Class A Shares

Class I Shares

Statement of Additional Information

[ ], 2021

Calamos Hunt Alternative Income Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company that is operated as an interval fund. The Fund’s investment objective is to produce current income with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the applicable Prospectus. This Statement of Additional Information should be read in conjunction with the applicable Prospectus, a copy of which may be obtained upon request and without charge by writing to the Fund at Calamos Hunt Alternative Income Fund, [ ] or by calling toll-free [ ] or by accessing the Fund’s website at [ ]. The information on the website is not incorporated by reference into this Statement of Additional Information, and investors should not consider it a part of this Statement of Additional Information. The Prospectuses, and other information about the Fund, are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the applicable Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Types of Investments and Related Risks” in the applicable Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Types of Investments and Related Risks” in the applicable Prospectus for a complete presentation of the matters disclosed below.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe for and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the related security’s market price such as when there is no movement in the level of the underlying security.

Equity Securities

In addition to common stock, the Fund may invest in other equity securities, such as depositary receipts.

Depositary Receipts. The Fund may hold investments in sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present the additional investment considerations of non-U.S. securities.

Master Limited Partnerships

Equity securities of master limited partnerships (“MLPs”) are listed and traded on U.S. securities exchanges. The value of an MLP equity security fluctuates based predominately on the MLP’s financial performance, as well as changes in overall market conditions. Investments in MLP equity securities involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk, and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent the Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also subject to the risks discussed in “Nature of Investments” in each Prospectus. Investments in MLPs are subject to cash flow risk and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. In addition, if the tax treatment of an MLP changes, the Fund’s after-tax return from its MLP investment would be materially reduced.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The economic crisis in the United States during 2008 and 2009 negatively impacted government-sponsored entities. As the real estate market deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S. mortgages, experienced extreme volatility, and in some cases, a lack of liquidity. Calamos Advisors LLC (“Calamos”), Hunt Capital Management, LLC (“HCM” or “Sub-Advisor” and collectively with Calamos, the “Advisors”), will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective; but there can be no assurance that it will be successful in doing so.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisors will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisors will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities, unless future SEC staff guidance permits designation or segregation to a lesser extent. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the Fund’s net asset value (“NAV”).

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. In some instances, no income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement prorated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Other Fund Strategies

Short Sales

The Fund may engage in short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for financing, for risk management, to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Short selling involves a number of risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may, but is not expected to, have substantial short positions and may engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement any short sale strategy it employs due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.

Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Fund must maintain sufficient liquid assets, less any additional collateral pledged to the broker, marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Derivatives

General Limitations on Futures and Options Transactions. [The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association, which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Fund is not subject to regulation as a commodity pool under the Commodity Exchange Act (the “CEA”).]

Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions. The Fund complies with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund’s records in the amount prescribed. Securities segregated on the Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts, as an anticipatory hedge. The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The Fund does not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. To enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Futures positions also may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund marks to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

In addition to the foregoing, imperfect correlation between futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of Fund Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. To reduce the risk associated with leveraging, the Fund will segregate assets equal to the full notional value of the swap agreements, unless future SEC staff guidance permits asset segregation to a lesser extent.

The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.

The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Securities Lending

To the extent permitted by the 1940 Act, the Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions; provided, however, that the value of such loaned securities may not exceed one-third of the Fund’s total asset value, including collateral received in respect of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Advisors to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that such loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund invests the cash collateral received in accordance with its investment objective, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. The Fund may also call such loans to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Involuntary Repurchases and Mandatory Redemptions

The Fund, consistent with the requirements of the Fund’s Declaration of Trust, the provisions of the 1940 Act and rules thereunder, including Rule 23c-2, has the right to repurchase or redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, including:

•	ownership of Shares by a Shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

•	continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Advisors, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund to repurchase or redeem Shares.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund may not:

(1)	Make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act;

(2)	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon;

(3)	Issue senior securities or borrow money except as permitted by the 1940 Act and the rules and interpretative positions of the SEC thereunder or otherwise as permitted by applicable law;

(4)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;

(5)	Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes debt investments in accordance with its stated investment strategies; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

Under normal circumstances, the Fund will invest more than 25% of its total assets (measured at the time of purchase) in the group of industries related to real estate.

Currently, under the 1940 Act, for the Fund to be classified as a diversified investment company, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of the Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the applicable Prospectus), or the next business day if the 14th day is not a business day. The Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”). The Fund’s Board will establish the Repurchase Request Deadline for each Repurchase Offer, but such date may be revised by the Fund’s officers, in their sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders, as applicable, will be required or sought.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without the approval of the holders of a majority of the outstanding voting securities of the Fund. The Fund may not:

(1)	Change or alter the Fund’s investment objective;

(2)	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC; and

(3)	Purchase any securities on margin except as may be necessary in connection with transactions described under “Investment Objective, Policies and Risks” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

MANAGEMENT OF THE FUND

The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of [six] members, [four] of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee, a valuation committee and an independent trustees committee and may establish additional committees from time to time as necessary.

Board of Trustees and Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Fund’s declaration of trust, each Trustee’s term of office shall continue until his or her death, resignation or removal.

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees(2)
[ ]	Trustee	Indefinite Length – Since Inception	[ ]	[ ]	[ ]
[ ]	Trustee	Indefinite Length – Since Inception	[ ]	[ ]	[ ]
Independent Trustees
[ ]	Trustee	Indefinite Length – Since Inception	[ ]	[ ]	[ ]

[ ]	Trustee	Indefinite Length – Since Inception	[ ]	[ ]	[ ]

[ ]	Trustee	Indefinite Length – Since Inception	[ ]	[ ]	[ ]
[ ]	Trustee	Indefinite Length – Since Inception	[ ]	[ ]	[ ]

(1)	The address of each Trustee is care of the Secretary of the Fund at [ ].
(2)	“Interested person,” as defined in the 1940 Act, of the Fund. [ ] is an interested person of the Fund due to his affiliation with Calamos.

Officers

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
[ ]	President and Principal Executive Officer	Indefinite Length – Since Inception	[ ]
[ ]	Treasurer; Principal Financial Officer and Principal Accounting Officer	Indefinite Length – Since Inception	[ ]
[ ]	Chief Compliance Officer	Indefinite Length – Since Inception	[ ]

(1)	The address of each officer is care of the Secretary of the Fund at [ ].

Biographical Information and Discussion of Experience and Qualifications, etc.

Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a Trustee of the Fund.

Interested Trustees

[ ]

Independent Trustees

[ ]

Board Structure and Role of the Board in Risk Oversight

The 1940 Act requires that at least 40% of the trustees be independent trustees. Certain exemptive rules promulgated under the 1940 Act require that at least 50% of the trustees be independent trustees. Currently, [four] of the [six] Trustees (66%) are Independent Trustees. The independent trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board of Trustees, regardless of whether the trustee happens to be independent or a member of management. The Board of Trustees has determined that its leadership structure, in which the Chairman of the Board of Trustees is an interested person of the Fund, is appropriate because the Independent Trustees believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The independent trustees have determined that they can act independently and effectively without having an independent trustee serve as Chairman and that a key factor for assuring that they are in a position to do so is for the trustees who are independent of management to constitute a majority of the Board.

The Board expects to perform its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of independent trustees and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

Committees of the Board

The Board has established an audit committee, a nominating and governance committee, a valuation committee and an independent trustees committee. The Fund does not have a compensation committee because its officers do not receive any direct compensation from the Fund.

Audit Committee. The members of the audit committee are [ ], each of whom is independent for purposes of the 1940 Act. [ ] serves as chairman of the audit committee. The audit committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal accounting controls.

Nominating and Governance Committee. The members of the nominating and governance committee are [ ], each of whom is independent for purposes of the 1940 Act. [ ] serves as chairman of the nominating and governance committee. The nominating and governance committee is responsible for selecting, researching and nominating trustees for election by the Fund’s Shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board Trustees, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees.

The nominating and governance committee may consider recommendations for nomination of individuals for election as trustees from Shareholders.

Valuation Committee. The members of the valuation committee are [ ], each of whom is independent for purposes of the 1940 Act. [ ] serves as chairman of the valuation committee. The valuation committee is responsible for overseeing the implementation of the valuation procedures adopted by the Board of Trustees. The members of the Valuation Committee will make recommendations to the Board of Trustees regarding valuation matters relating to the Fund.

In addition to the above committees, there is a Board of Trustees-directed pricing committee comprised of officers of the Fund and employees of the Advisors.

Independent Trustees Committee. The members of the independent trustees committee are [ ], each of whom is independent for purposes of the 1940 Act. [ ] serves as chairman of the independent trustees committee. The independent trustees committee is responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to exemptive relief received from the SEC.

Trustee Beneficial Ownership of Shares

The following table sets forth the dollar range of Shares beneficially owned by each Trustee as of December 31, 2019.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)
Interested Trustees
[ ]	[ ]
[ ]	[ ]
Independent Trustees
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Compensation of Trustees

The Independent Trustees are paid an annual retainer of $[ ]. The chairman of each committee is also paid an additional annual fee of $[ ]. All Trustees are reimbursed for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

The following table shows information regarding the compensation earned by the Trustees, none of whom is an employee of the Fund, for services as a Trustee for the fiscal year ended [ ], 2021. The Trustees who are not “interested persons,” as defined in the 1940 Act, of the Fund and the Fund’s officers do not receive compensation from the Fund.

Name of Trustee	Aggregate Compensation from the Fund
Interested Trustees
[ ]	[ ]
[ ]	[ ]
Independent Trustees
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to the Fund’s office at [ ]. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based upon the matters contained therein.

Codes of Ethics

The Fund, the Advisors and Calamos Financial Services LLC, the Fund’s principal underwriter and distributor of the Fund’s Shares, have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. The codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Advisor and Sub-Advisor

Calamos, an investment advisor registered with the SEC under the Advisers Act, serves as the Fund’s investment advisor. HCM serves as the Sub-Advisor of the Fund. HCM is a registered investment advisor with the SEC under the Advisers Act. For more information regarding the Advisors, see “The Advisor and Sub-Advisor” in the applicable Prospectus. For more information on the services provided by the Advisors to the Fund, see “Management of the Fund” in the applicable Prospectus.

The Investment Advisory Agreement was approved by the Board and became effective on [ ], 2021. The Sub-Advisory Agreement was approved by the Board and became effective on [ ], 2021. Following an initial two-year term, the Investment Advisory Agreement and the Sub-Advisory Agreement will each continue in effect for successive periods of twelve months, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding securities of the Fund entitled to vote and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Investment Advisory Agreement and the Sub-Advisory Agreement have termination provisions that allow the parties to terminate the agreement without penalty. The Investment Advisory Agreement and the Sub-Advisory Agreement may be terminated at any time, without penalty, by the applicable Advisor upon 60 days’ notice to the Fund, as applicable.

Portfolio Management

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of [ ], 2021: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in billions)		Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
[ ]
Registered Investment Companies	[ ]	$	[ ]	[ ]	$	[ ]
Other Pooled Investment Vehicles	[ ]	$	[ ]	[ ]	$	[ ]
Other Accounts	[ ]	$	[ ]	[ ]	$	[ ]
[ ]
Registered Investment Companies	[ ]	$	[ ]	[ ]	$	[ ]
Other Pooled Investment Vehicles	[ ]	$	[ ]	[ ]	$	[ ]
Other Accounts	[ ]	$	[ ]	[ ]	$	[ ]

Compensation of Portfolio Managers

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests and helps the Sub-Advisor retain talented investment personnel. Portfolio managers also may receive discretionary compensation through awards under the Advisors’ equity incentive plan.

Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers as of [ ], 2021.

Name	Aggregate Dollar Range of Equity Securities in the Fund(1)
[ ]	[ ]
[ ]	[ ]

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

PORTFOLIO TRANSACTIONS

The Fund generally acquires and disposes of its investments in privately negotiated transactions, and may use brokers in the normal course of business.

Subject to policies established by the Fund’s Board, the Advisors are primarily responsible for the execution of any traded securities in the Fund’s portfolio and the Fund’s allocation of brokerage commissions. The Advisors do not expect to execute transactions through any particular broker or dealer but seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operations facilities of the firm, and the firm’s risk and skill in positioning blocks of securities.

While the Advisors generally seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisors may select a broker based partly upon brokerage or research services provided to the Advisors and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Advisors determine in good faith that such commission is reasonable in relation to the services provided.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated its proxy voting responsibility to the Advisors. The proxy voting policies and procedures of the Advisors are set forth below. The guidelines are reviewed periodically by the Advisors and the Independent Trustees and, accordingly, are subject to change.

It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Advisors as a part of the Advisors’ general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Advisors, and directs the Advisors to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Advisors may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Advisors, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, the Advisors must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Fund, as of [ ], 2021, the following persons owned of record or beneficially 5% or more of the outstanding Fund Shares of a class. For so long as a Shareholder has a greater than 25% interest in the Fund, they respectively may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of [ ], 2021, [ ] owned approximately [ ]% of the voting securities of the Fund. Control persons could have the ability to vote a majority of the shares of a fund on any matter requiring the approval of shareholders of such fund.

Class	Name & Address	Percentage of Class

[To be updated]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s consolidated financial statements. The Board has engaged [ ], located at [ ], to serve as the Fund’s independent registered public accounting firm.

LEGAL COUNSEL

The Board has engaged Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036 to serve as the Fund’s legal counsel.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectuses and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

FINANCIAL STATEMENTS

[To be filed by Amendment]

F-1

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations. Part B: Not applicable, as Registrant has not yet commenced operations.

(2)	Exhibits:

	(a)	(1) Certificate of Trust, dated December 8, 2020 (filed herewith). (2) Declaration of Trust, dated December 8, 2020 (filed herewith).

	(b)	Bylaws.*

	(c)	Not applicable.

	(d)	Not applicable.

	(e)	Form of Dividend Reinvestment Plan.*

	(f)	Not applicable.

(g)

(1)       Form of Investment Advisory Agreement between the Registrant and Calamos Advisors LLC.*

(2)       Form of Investment Sub-Advisory Agreement between Calamos Advisors LLC and Hunt Capital Management, LLC.*

	(h)	(1) Form of Distribution Agreement between the Registrant and Calamos Financial Services LLC.* (2) Form of Broker Dealer Selling Agreement.* (3) Form of Distribution and Shareholder Services Plan.*

	(i)	Not applicable.

	(j)	Form of Custodian Agreement.*

	(k)	(1) Form of Transfer Agent Servicing Agreement.* (2) Form of Administration Servicing Agreement.* (3) Form of Expense Limitation Agreement.*

	(l)	Opinion and Consent of Dechert LLP.*

	(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm.*

(o)	Not applicable.

(p)	Form of Subscription Agreement.*

(q)	Not applicable.

(r)	(1) Code of Ethics of the Registrant.* (2) Code of Ethics of Calamos Advisors LLC.* (3) Code of Ethics of Hunt Capital Management, LLC.* (4) Code of Ethics of Calamos Financial Services LLC.*

(s)	Powers of Attorney.*

*            To be filed by subsequent amendment.

Item 26. Marketing Arrangements

Reference is made to the form of the Distribution Agreement, which is to be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

[ ]

Item 28. Persons Controlled by or Under Common Control with the Registrant

To be filed by amendment.

Item 29. Number of Holder of Securities

To be filed by amendment.

Item 30. Indemnification

Reference is made to Articles 6 and 7 of the Registrant’s Declaration of Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to the trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the trustees, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the trustees, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

Calamos Advisors LLC (“Calamos”) serves as the investment advisor to the Registrant. Calamos is engaged in the investment advisory business. Hunt Capital Management, LLC (“HCM”) serves as an investment sub-advisor to the Registrant. HCM is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which Calamos and Hunt and each of their executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in Calamos’s Form ADV (File No. 801-29688) and HCM’s Form ADV (File No. 801-118517), each as filed with the SEC and incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the office of the Registrant’s administrator and custodian, [ ], except for certain transfer agency records which are maintained by [ ].

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

1.	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

2.	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

3.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C], each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

1.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

2.	the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

3.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:

a)	For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Naperville and State of Illinois on the 19th day of February, 2021.

CALAMOS HUNT ALTERNATIVE INCOME FUND (A Delaware statutory trust)

By:	/s/ J. Christopher Jackson
J. Christopher Jackson
Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the dates indicated.

Name	Title	Date
/s/ J. Christopher Jackson	Trustee	February 19, 2021
J. Christopher Jackson

CALAMOS HUNT ALTERNATIVE INCOME FUND

EXHIBIT INDEX

Index No.	Description of Exhibit
2(a)(1)	Certificate of Trust, dated December 8, 2020
2(a)(2)	Declaration of Trust, dated December 8, 2020